As filed with the Securities and            1933 Act Registration No. 033-21969
Exchange Commission on August 27, 1999      1940 Act Registration No. 811-05534
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
     Pre-Effective Amendment No. __                              [ ]
     Post-Effective Amendment No. 15                             [X]

                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
     Amendment No. 18                                            [X]
                        (Check appropriate box or boxes)
                         ------------------------------

                            AHA INVESTMENT FUNDS, INC
               (Exact Name of Registrant as Specified in Charter)

                    100 Half Day Road, Lincolnshire, IL 60069
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (847) 295-5000

                                  John M. Ryan
                                Hewitt Associates
                                100 Half Day Road
                          Lincolnshire, Illinois 60069
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                               New York, NY 10022

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

            -------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)
    [ ]    immediately upon filing pursuant to paragraph (b)
    [ ]    on (date) pursuant to paragraph (b)
    [ ]    60 days after filing pursuant to paragraph (a)(1)
    [X]    on November 1, 1999 pursuant to paragraph (a)(1)
    [ ]    75 days after filing pursuant to paragraph (a)(2)
    [ ]    on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            AHA INVESTMENT FUNDS, INC.

                              CROSS REFERENCE SHEET

                            (AS REQUIRED BY RULE 495)

N-1A ITEM NUMBER
     PART A                                                     CAPTION
     ------                                                     -------
       1.        Front and Back Cover Pages                     Front and Back Cover Pages

       2.        Risk/Return Summary: Investments,              Objective and Strategy; Main
                 Risks and Performance                          Risks; Past Performance

       3.        Risk/Return Summary: Fee Table                 Fees and Expenses

       4.        Investment Objectives, Principal               Portfolio Investments and
                 Investment Strategies, and Related Risks       Related Risks

       5.        Management's Discussion of Fund                Not Applicable (Contained in
                 Performance                                    the Annual Report of
                                                                Registrant.)

       6.        Management, Organization, and Capital          Management of the Fund
                 Structure

       7.        Shareholder Information                        How To Buy Shares; How To
                                                                Redeem Shares; Dividends,
                                                                Distributions and Taxes

       8.        Distribution Arrangements                      Not Applicable

       9.        Financial Highlights Information               Financial Highlights



     PART B                                                    CAPTION
     ------                                                    -------
       10.      Cover Page and Table of Contents               Cover Page and Table of Contents

       11.      Fund History                                   The Fund and its Management

       12.      Description of the Fund and its                Investment Policies and Practices;
                Investments and Risks                          Investment Restrictions; Special
                                                               Investment Techniques

       13.      Management of the Fund                         The Fund and its Management

       14.      Control Persons and Principal Holders of       The Fund and Its Management;
                Securities                                     Additional Information

       15.      Investment Advisory and Other Services         The Fund and Its Management;
                                                               Additional Information

       16.      Brokerage Allocation and Other Practices       Portfolio Transactions and
                                                               Brokerage

       17.      Capital Stock and Other Securities             Additional Information

       18.      Purchase, Redemption and Pricing of            Purchases and Redemption of
                Shares                                         Shares; Determination of Net
                                                               Asset Value

       19.      Taxation of the Fund                           Taxes

       20.      Underwriters                                   Not Applicable

       21.      Calculation of Performance Data                Performance Information

       22.      Financial Statements                           Additional Information

     PART C
     ------

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                               P R O S P E C T U S
                               DATED _______, 1999



                           AHA INVESTMENT FUNDS, INC.
                     LIMITED MATURITY FIXED INCOME PORTFOLIO
                      FULL MATURITY FIXED INCOME PORTFOLIO
                          DIVERSIFIED EQUITY PORTFOLIO
                               BALANCED PORTFOLIO

                                100 Half Day Road
                          Lincolnshire, Illinois 60069

                                 ---------------

This Prospectus sets forth concisely the information about the Fund that you should know before investing. It should be read carefully and retained for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities and has not passed on the adequacy or accuracy of the information in this Prospectus. It is a criminal offense to state otherwise.

                                 ---------------

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Basic Fund Background.........................................................2
Objective And Strategy........................................................3
Main Risks....................................................................6
Past Performance..............................................................7
Fees And Expenses............................................................11
PORTFOLIO INVESTMENTS AND RELATED RISKS......................................12
Management Of The Fund.......................................................15
Expenses And Fees............................................................16
How To Buy Shares............................................................16
How To Redeem Shares.........................................................18
Exchange Privilege...........................................................19
Dividends, Distributions And Taxes...........................................20
Fund Performance Information.................................................21
Financial Highlights.........................................................21
General Information...........................................................1
Investment Manager Profiles...................................................1

-----------------------------------------------------------------------------

                              BASIC FUND BACKGROUND

        The Fund is a diversified fund designed for use by participants in the American Hospital Association Investment Program. The Program is a service offered by Hewitt Associates LLC pursuant to arrangements with the American Hospital Association and is available to American Hospital Association member hospitals and their affiliated organizations, including employee benefit plans and hospital insurance funds. To become a participant in the Program an eligible organization must enter into a Program Services Agreement with Hewitt. Other hospital associations affiliated with AHA and their sponsored and affiliated organizations are also eligible to become participants.

        Participants receive individualized asset management consulting services to assist in determining an appropriate investment program for their specific needs. Hewitt consults with each participant to define its investment objectives, desired returns and tolerance for risk, and develops a plan for the allocation of the participant's assets among different asset classes. Participants can implement its investment program by investing in one or more of the Fund's investment portfolios. They may change the allocation of assets among the portfolios or withdraw assets from the portfolios at any time by redeeming shares.

        The Fund is comprised of four independently managed investment portfolios. Subject to the approval of the Fund's Board of Directors, Hewitt selects the Investment Managers of the portfolios. Each portfolio, with the exception of the Limited Maturity Fixed Income Portfolio, has multiple Investment Managers. The assets of these portfolios are divided into segments to be invested using specific investment styles. An Investment Manager is selected for each segment based upon its expertise in a particular investment technique. This structure permits investors to obtain investment fund manager expertise on a pooled and cost-effective basis.

                             OBJECTIVE AND STRATEGY

LIMITED MATURITY FIXED INCOME PORTFOLIO

        INVESTMENT OBJECTIVE: The investment objective of the Portfolio is to provide shareholders a high level of current income, consistent with the preservation of capital and liquidity.

        PRINCIPAL INVESTMENT STRATEGIES: In pursuing its investment objective, the Portfolio invests its assets primarily in fixed income securities (I.E., debt). The investments of the Portfolio are limited to debt issued or guaranteed by the U.S. Government or by its agents or instrumentalities, high quality non-convertible debt of other issuers and money market instruments. High quality debt securities are those debt securities having one of the three highest grades issued by Moody's Investors Service, Inc. (Aaa, Aa or A) or Standard and Poor's (AAA, AA or A), or which if not rated are of comparable quality as determined by the Portfolio's Investment Manager. Subject to certain limitations, the Portfolio may invest in options on securities, interest rate futures and options on interest rate futures.

        The Investment Manager of the Portfolio determines which securities to purchase or sell and adjusts the average maturity of the Portfolio based upon a variety of factors. These include the Investment Manager's assessment of interest rate trends and movements and its analysis of yields, the quality of securities, and the comparative risks and returns of alternative investments. The dollar-weighted average maturity of the Portfolio is normally less than three years. In no event will the dollar-weighted average maturity exceed five years. However, there is no limit on the maturities of individual securities.

FULL MATURITY FIXED INCOME PORTFOLIO

        INVESTMENT OBJECTIVE: The investment objective of the Portfolio is to provide shareholders over the long-term with the highest level of income consistent with preservation of capital.

        PRINCIPAL INVESTMENT STRATEGIES: In pursuing its investment objective, the Portfolio invests at least 75% of its total assets in fixed income securities (I.E., debt) issued or guaranteed by the U.S. Government or its agents or instrumentalities, high quality non-convertible debt of other issuers and money market instruments. Although the Portfolio invests primarily in high quality debt securities (as defined above), it may invest up to 25% of its total assets in securities rated Baa by Moody's Investors Services, Inc. or BBB by Standard and Poor's, or which if not rated, are of comparable quality as determined by the Portfolio's Investment Managers. Subject to certain limitations, the Portfolio may also invest in options on securities, interest rate futures and options on interest rate futures.

        The Portfolio uses multiple Investment Managers with distinct investment styles. Hewitt Associates, LLC, the Fund's Investment Consultant, selects the Portfolio's Investment Managers (subject to approval of the Fund's Board of Directors) based on its consideration of a variety of factors, including the Investment Manager's investment style and performance record, as well as the characteristics of the Investment Manager's typical investments.

        The Investment Managers may vary the average maturity of the Portfolio's assets substantially, based upon their individual market analyses. Such analyses may consider, for example, interest rate trends and movements, yields, the quality of particular securities, and the comparative risks and returns of alternative investment choices. The Portfolio has no minimum or maximum maturity with respect to the securities it may purchase. Its dollar-weighted average maturity may at times exceed 20 years and at other times fall below five years. The Portfolio seeks to earn higher income than the Limited Maturity Fixed Income Portfolio and generally purchases securities of longer maturity. As a result, investment in this Portfolio generally involves a greater degree of risk of fluctuation in value than does an investment in the Limited Maturity Fixed Income Portfolio.

DIVERSIFIED EQUITY PORTFOLIO

        INVESTMENT OBJECTIVE. The investment objective of the Portfolio is long-term capital growth.

        PRINCIPAL INVESTMENT STRATEGIES. In pursuing its investment objective, the Portfolio normally invests at least 75% of its total assets in equity securities. These securities include common and preferred stocks, and other securities, such as convertible securities, warrants and stock options, having equity characteristics. The Portfolio may also invest in high quality debt obligations and, subject to certain limitations, in options on securities, stock index options, futures contracts and options on futures contracts.

        The Portfolio uses multiple Investment Managers with distinct investment styles. The Investment Consultant selects the Portfolio's Investment Managers (subject to approval of the Fund's Board of Directors) based on its consideration of a variety of factors, including the Investment Manager's investment style and performance record, as well as the characteristics of the Investment Manager's typical investments.

        The investment strategies of the Investment Managers typically emphasize securities which in their opinions contain one or more of the following characteristics:

- prices that are judged to be significantly below the intrinsic value of the company;
-  favorable prospects for earnings growth;
-  above average return on equity and dividend yield; and
-  sound overall financial condition of the issuer.

        The Investment Managers may invest the Portfolio's assets in debt securities to reduce the Portfolio's equity exposure and for the purposes of liquidity. Through adjustments to the Portfolio's equity exposure, the Investment Managers seek to enhance the opportunity for capital appreciation in periods of rising stock prices and to reduce the amount of capital depreciation in periods of declining stock prices.

BALANCED PORTFOLIO

        INVESTMENT OBJECTIVE. The investment objective of the Portfolio is to provide a combination of growth of capital and income.

        PRINCIPAL INVESTMENT STRATEGIES. In pursuing its investment objective, the Portfolio invests in equity securities for growth, in equity securities that offer both growth and income, and in fixed income securities (I.E., debt), some of which may be convertible into common stocks. The Portfolio invests no more than 75% of its total assets in equity securities and at least 25% of its total assets in fixed income securities. Equity securities in which the Portfolio invests include common and preferred stocks and other securities, such as convertible securities, warrants and stock options, having equity characteristics. Fixed income investments may include U.S. Government Securities, non-convertible debt of "investment grade" quality (E.G., rated Baa or higher by Moody's Investors Services, Inc. or BBB or higher by Standard and Poor's, or if unrated, of comparable quality as determined by the Investment Manager) and money market instruments. The Portfolio has no restrictions concerning the minimum or maximum maturity of its fixed income investments.

        The Portfolio uses multiple Investment Managers to obtain expertise in both the equity and fixed-income markets. The Fund's Investment Consultant selects Investment Managers (subject to approval of the Fund's Board of Directors) based on a variety of factors, including the Investment Manager's investment style and performance record, as well as the characteristics of the Investment Manager's typical investments. Investment policies are structured so as to allow the Investment Managers to pursue the Portfolio's objectives in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of its shares.



                          SUMMARY PORTFOLIO COMPARISON

                                                                                    Investment in Debt
                                                                                       Rated Baa by
                                                                                    Moody's or BBB by
                               Anticipated Equity          Anticipated Debt             Standard &
         Portfolio                Investments*               Investments*                 Poor's*                Objective
         ---------                ------------               ------------           -----------------            ---------
Limited Maturity   Fixed
Income                                0%                    At least 75%                    0%                High level of current
                                                                                                             income consistent with
                                                                                                             preservation of capital
                                                                                                                  and liquidity

Full Maturity Fixed
  Income                              0%                    At least 75%                 Up to 25%           Highest level of income
                                                                                                                 consistent with
                                                                                                             preservation of capital

Diversified Equity               At least 75%                 Up to 25%                     0%              Long-term capital growth

Balanced                           Up to 75%                At least 25%                 Up to 25%            Growth of capital and
                                                                                                                     income

--------------------------------------

*   As a percentage of total assets.

                                   MAIN RISKS

        An investment in the Fund, like any investment, is subject to certain risks. The value of a Portfolio's investments will increase or decrease. This will cause the value of the Portfolios' shares to increase or decrease, and a participant could lose money on its investment. The following table describes the principal types of risks that the Portfolios are subject to and lists next to each risk the Portfolios most likely to be affected by the risk. A Portfolio that is not listed next to a particular risk may hold investments that are subject to that risk, but will not do so in a way that is expected to affect materially the Portfolio's overall performance.


          RISK                                              DESCRIPTION                                    RELEVANT PORTFOLIO(S)

Use of multiple Investment       The investment styles employed by a Portfolio's Investment Managers may   Full Maturity Fixed
Managers                         not be complementary and may result in the Portfolio's holding a          Income
                                 concentration of certain types of securities or positions which offset
                                 each other.  This concentration may benefit or harm the Portfolio's       Diversified Equity
                                 performance depending on the performance of those securities and the
                                 overall economic environment.  The use of multiple Investment Managers    Balanced
                                 could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's realization of capital gains.

Investment in equity securities  The value of equity securities rise and fall based upon a variety of      Diversified Equity
                                 factors including activities of the company that issued the stock,
                                 conditions related to the industry of the issuer and general market and   Balanced
                                 economic conditions.

Investments in fixed income      The value of fixed income securities generally will fall if interest      Limited Maturity Fixed
securities                       rates rise.  The value of these securities may also fall as a result of   Income
                                 other factors such as the performance of the issuer, the market
                                 perception of the issuer or general economic conditions.  These           Full Maturity Fixed
                                 investments also involve a risk that the issuer may not be able to meet   Income
                                 its principal and interest payment obligations.  Fixed income
                                 securities having longer maturities involve greater risk of               Balanced
                                 fluctuations in value.

Fixed income securities rated    Although debt securities rated below "high quality" generally offer a     Full Maturity Fixed
below high quality               higher yield than high quality-rated debt securities, they generally      Income
                                 involve higher risks.  They tend to be more subject to:
                                                                                                           Balanced
                                 -    Adverse changes in general economic conditions and in the
                                      industries in which their issuers are engaged,

                                 -    Changes in the financial conditions of their issuers, and

                                 -    Price fluctuations in response to changes in interest rates.


                                      -6-


          RISK                                              DESCRIPTION                                    RELEVANT PORTFOLIO(S)

                                 As a result, issuers of such debt securities are more likely than issuers of high quality debt to miss principal and interest payments or to default.  Portfolios permitted to invest in debt securities which are not "high quality" may not invest in securities rated below
                                 "investment grade" (I.E., below Baa by Moody's or BBB by Standard &
                                 Poor's) or in unrated securities.

Futures and options on futures   The Portfolios may invest in certain futures and options on futures,      All Portfolios
                                 but only for hedging and for other non-speculative purposes.
                                 Nonetheless, such transactions involve certain risks.  A lack of correlation between the value of the instruments underlying an option or futures contract and the value of assets being hedged, or unexpected adverse price movement, could render a hedging strategy ineffective and could result in a loss.


                                PAST PERFORMANCE

        The following bar charts illustrate the risks of investing in the Portfolios by showing how Portfolio performance has varied from year-to-year over a 10 year period. These charts and the following two tables allow you to compare the Portfolios' performance to the performance of other mutual funds or with the performance of the U.S. securities markets generally. The information assumes reinvestment of dividends and distributions.

        As with all mutual funds, past performance is not a prediction of future results.

                            YEAR-TO-YEAR TOTAL RETURN
                              AS OF 12/31 EACH YEAR


                    LIMITED MATURITY FIXED INCOME PORTFOLIO(1)

                                1989        8.09%
                                1990        8.18%
                                1991       12.83%
                                1992        3.58%
                                1993        4.97%
                                1994        0.33%
                                1995       10.54%
                                1996        4.09%
                                1997        5.92%
                                1998        6.32%

                      FULL MATURITY FIXED INCOME PORTFOLIO(2)

                                1989        9.49%
                                1990        7.08%
                                1991       15.92%
                                1992        5.72%
                                1993       10.99%
                                1994       -3.74%
                                1995       17.19%
                                1996        2.24%
                                1997        9.33%
                                1998        7.98%

--------------------------------------

(1)  As of June 30, 1999, the total year-to-date return was 1.05%.

(2)  As of June 30, 1999, the total year-to-date return was (1.91)%.

                             BALANCED PORTFOLIO(3)

                                1989       17.26%
                                1990       -5.07%
                                1991       27.97%
                                1992        5.06%
                                1993       10.76%
                                1994       -1.94%
                                1995       25.04%
                                1996       17.97%
                                1997       24.44%
                                1998        8.82%

                        DIVERSIFIED EQUITY PORTFOLIO(4)

                                1989       19.12%
                                1990       -7.68%
                                1991       34.68%
                                1992        9.51%
                                1993       10.06%
                                1994       -0.37%
                                1995       33.75%
                                1996       23.37%
                                1997       33.64%
                                1998       16.66%

        During the periods shown in the bar chart, the highest and lowest quarterly returns of the Portfolios were as follows:


--------------------------------------

(3)  As of June 30, 1999, the total year-to-date return was 9.54%.

(4)  As of June 30, 1999, the total year-to-date return was 12.51%.

                         BEST AND WORST QUARTER RESULTS

        PORTFOLIO                                             BEST QUARTER                                 WORST QUARTER
Limited Maturity Fixed Income                                4.48% (4Q/91)                                 (.70)% (1Q/92)

Full Maturity Fixed Income                                   6.08% (3Q/91)                                (3.00)% (1Q/96)

Diversified Equity                                          20.92% (4Q/98)                               (15.57)% (3Q/90)

Balanced                                                    12.71% (4Q/98)                                (8.13)% (3Q/90)

        The following table further illustrates the risks of investing in the Portfolios by showing how the Portfolios' performance for 1, 5 and 10 years compare with certain indices that measure broad market performance.

                            AVERAGE ANNUAL RETURN
                            AS OF 12/31 EACH YEAR

         PORTFOLIO                COMPARATIVE INDEX            1 YEAR             5 YEARS             10 YEARS
Limited Maturity Fixed                                         6.32%                5.39%                6.43%
Income
                              90-day U.S. Treasury             4.82%                4.97%                5.31%
                              Bills

Full Maturity Fixed Income                                     7.98%                6.37%                8.06%

                              Lehman Brothers                  8.67%                7.27%                9.25%
                              Aggregate Bond Index

Diversified Equity                                            16.66%               20.71%               16.43%
                              S&P 500 Stock Index             28.70%               24.09%               19.22%

Balanced                                                       8.82%               14.39%               12.50%
                              50% Lehman Brothers             18.69%               15.68%               14.24%
                              Aggregate Bond Index 50%
                              S&P 500 Stock Index(5)

--------------------------------------

(5) The Balanced Portfolio may invest more or less than 50% of its assets in equity securities. During the 10 year period ended December 31, 1998, the Portfolio generally invested more than 50% of its assets in equity securities.

                                FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               FULL MATURITY FIXED     LIMITED MATURITY    DIVERSIFIED EQUITY    BALANCED PORTFOLIO
                                                      INCOME             FIXED INCOME
Maximum Sales Charge (Load) imposed on                 None                  None                 None                  None
purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                   None                  None                 None                  None

Maximum Sales Charge (Load) imposed on                 None                  None                 None                  None
reinvestment of dividends

Redemption Fees                                        None                  None                 None                  None

Exchange Fees                                          None                  None                 None                  None

                       ANNUAL PORTFOLIO OPERATING EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                              LIMITED
                                                        FULL MATURITY      MATURITY FIXED      DIVERSIFIED
                                                         FIXED INCOME          INCOME             EQUITY            BALANCED
                                                          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                          ---------          ---------          ---------          ---------

Management Fees                                              None               None               None               None
Distribution and Service (12b-1) Fees                        None               None               None               None
Other Expenses
     1.  Custody fees                                        0.03%              0.02%              0.02%              0.05%
     2.  Audit, legal, administration and miscellaneous      0.13%              0.10%              0.08%              0.13%
     3.  Fee to Hewitt Associates LLC(6)                     0.50%              0.50%              0.75%              0.75%
                                                             -----              -----              -----              -----
         Total Other Expenses                                0.66%              0.62%              0.85%              0.93%
                                                             -----              -----              -----              -----
Total Portfolio Operating Expenses                           0.66%              0.62%              0.85%              0.93%
                                                             -----              -----              -----              -----
                                                             -----              -----              -----              -----

EXAMPLE: The following examples are intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

        The examples are based upon Total Portfolio Operating Expenses as set forth in the table above. It assumes that you invest $10,000 in a Portfolio for the time periods indicated. The amounts would be the same whether you sold all of the your shares at the end of those periods or kept them. The examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs or investment return may be higher or lower, based on these assumptions, the costs would be:

--------------------------------------

(6) As discussed below, shareholders will incur this fee directly as participants in the American Hospital Association Investment Program. The table assumes the standard fee applicable for the standard level of Program Services.

                                         1 year         3 years         5 years      10 years
                                         ------         -------         -------      --------

Full Maturity Fixed Income                $ 70            $220            $380          $ 850

Limited Maturity Fixed Income             $ 60            $200            $350          $ 780

Diversified Equity                        $ 90            $280            $480         $1,070

Balanced Portfolio                        $100            $300            $520         $1,160

                                    PORTFOLIO
                          INVESTMENTS AND RELATED RISKS

        The Portfolios may use various investment instruments and practices in pursuing their investment programs. Descriptions of the primary instruments and practices used by the Portfolios and the principal risks associated with them are set forth above in the Sections "Objective and Strategy" and "Main Risks". Additional information regarding the Portfolios' investment practices and the risks of investing are discussed below.

        Participants should consider each Portfolio as a supplement to an overall investment program and should invest in a Portfolio only if willing to undertake the risks involved. Changes in the value of a Portfolio's investments will result in changes in the value of the Portfolio's shares, and thus the Portfolio's total return to participants.

FOREIGN SECURITIES

        Each Portfolio is permitted to invest up to 10% of the value of its total assets in securities of foreign issuers. In addition, each Portfolio may invest up to 20% of its total assets in American Depositary Receipts ("ADRs") and securities of Canadian issuers registered under the Securities Exchange Act of 1934. These investments involve risks not associated with investments in U.S. securities, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks are more severe in emerging markets and could result in an Investment Manager misjudging the value of certain securities or result in a significant loss in the value of those securities.

ILLIQUID SECURITIES

        Each Portfolio may invest up to 10% of the value of its net assets in illiquid securities. These securities lack a ready market in which they can be sold. Illiquid securities involve the risk that a Portfolio will not be able to sell them when desired or at a favorable price.

OPTIONS AND WARRANTS

        Options and warrants are forms of derivative instruments. They can have equity-like characteristics and typically derive their value, at least in part, from the value of an underlying asset or index. Each Portfolio may, but is not obligated to, engage in options transactions. The Diversified Equity Portfolio and the Balanced Portfolio may trade in options on securities and options on stock indices as well as invest in warrants and rights. The Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio may trade in options on securities. Any options on securities on stock indices that are written by the Portfolios must be "covered". This means that the Portfolio must hold the underlying security or segregate assets in the amount of its option position.

        A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option.

        Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

        Use of derivative instruments like options, rights and warrants can increase the volatility of a Portfolio. They may entail investment exposures that are greater than their costs would suggest. This means that a small investment in these instruments could have a large potential positive or negative impact on a Portfolio's performance. If a Portfolio invests in these instruments at inappropriate times or judges market conditions incorrectly, they may lower the Portfolio's return or result in substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid and unpredictable changes in prices, which could also cause losses to the Portfolios. No Portfolio will purchase a call or put option on a security or a stock index if as a result the premium paid for the option, together with premiums paid for all other options on securities and options on stock indices then held by that Portfolio, exceed 10% of the value of the Portfolio's total assets. In addition, a Portfolio may not write options on securities or stock indices with aggregate exercise prices in excess of 30% of the value of the Portfolio's total assets measured at the time an option is written.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

        Each Portfolio may, but is not obligated to, engage in transactions involving the purchase of futures contracts and options on futures contracts for hedging purposes and for other non-speculative purposes. The Diversified Equity Portfolio and the Balanced Portfolio may purchase and sell stock index futures contracts. The Limited Maturity Fixed Income Portfolio, the Full Maturity Fixed Income Portfolio and the Balanced Portfolio may purchase and sell interest rate futures contracts. All Portfolios may purchase and write call and put options on the futures contracts in which they may effect transactions and may enter into closing transactions with respect to such options to terminate existing positions. The Portfolios may hedge up to the full value of their portfolios through the use of futures and options on futures. However, a Portfolio will not purchase or sell a stock index or interest rate future or an option on such future if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and premiums paid for options on such futures which are still outstanding would exceed 5% of the value of the Portfolio's total assets.

        Stock index futures contracts are agreements by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the futures contract price. No physical delivery of the stocks comprising the index is made. Interest rate futures contracts are agreements by which two parties agree to take or make delivery of the specific type of debt security called for in the contract at a specified future time and at a specified price.

        Options on futures are similar to options on securities, except than an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). Purchases of options on futures may present less risk than the purchase and sale of the underlying futures contracts because the potential loss to a Portfolio is limited to the premium paid, plus related transaction costs. The writing of options on futures, however, does not present less risk than the purchase and sale of the underlying futures contracts and only constitutes a partial hedge up to the amount of premium income received. If an option on a futures contract written by a Portfolio is exercised, the Portfolio may suffer a loss.

        Futures contracts and options on futures contracts, like options on securities, are forms of derivative instruments and entail many of the same risks. A small investment in a futures contract or related option, like an investment in an option on a security, could have a large potential positive or negative impact on a Portfolio's performance relative to the investment.

        It is expected that there will generally be a close, but not perfect, correlation between the futures contracts and related options used and the securities subject to a hedge. In addition, there can be no assurance that liquid secondary markets will exist for all futures contracts purchased and sold by the Portfolios. Under these conditions, a Portfolio may be required to maintain a position until exercise or expiration, which could result in a loss. Certain other risks related to trades in futures and options on futures are discussed above under the section heading "Main Risks".

TEMPORARY DEFENSIVE INVESTMENTS

        During periods of adverse market or economic conditions, the Diversified Equity and Balanced Portfolios may temporarily invest all or a substantial portion of their assets in high quality, fixed income securities, money market instruments, or they may hold cash. These Portfolios will not be pursuing their investment objectives in these circumstances. The Portfolios may also hold these investments for liquidity purposes.

OTHER INVESTMENTS

        The Portfolios may make other types of investments, including investments in other derivative instruments, and may engage in various investment practices, including securities lending and the purchase of securities on a when-issued basis. These investments and practices, and their risks, are described in the Statement of Additional Information.

YEAR 2000 ISSUES

        Many computer software systems in use today recognize dates using a two digit year code. These systems cannot distinguish between the years preceding the year 2000 and years beginning after 1999. This is known as the "Year 2000" problem. Most of the services provided to the Portfolios depend on the smooth functioning of computer systems. Any failure to adapt these systems prior to the year 2000 could interfere with the proper operations of the Portfolios. In addition, because the Year 2000 problem affects virtually all organizations, companies in which the Portfolios invest could be adversely impacted by this issue. Although this Year 2000 problem could have a negative impact on the Portfolios and their operations, the Portfolios are working to avoid the problem and to obtain assurances from their service providers that they are taking similar steps. The Investment Managers consider the Year 2000 problem in making investment decisions for the Portfolios.

                             MANAGEMENT OF THE FUND

        The Fund's Board of Directors is responsible for overseeing the general operations of the Fund and the Portfolios and is responsible for reviewing and approving the Fund's contracts with Hewitt and the Investment Managers. The Fund's officers are all principals or employees of Hewitt or employees of the American Hospital Association. The officers are responsible for the daily management and administration of the Fund's operations. Investment Managers of the Portfolios are responsible for the investment of the assets or segments of the Portfolios assigned to them.

HEWITT ASSOCIATES LLC

        Hewitt Associates LLC, 100 Half Day Road, Lincolnshire, Illinois 60069, serves as the Fund's Investment Consultant. Hewitt is responsible for evaluating, nominating and monitoring the Fund's Investment Managers, and providing certain additional services to the Fund. Hewitt provides the following services and facilities to the Fund, among others: the supervision, monitoring and evaluation of services provided by the Investment Managers and of administrative, accounting and other services provided by the custodian and its affiliate; development of investment programs; recommendation of Investment Managers for approval by the Board of Directors; allocation of assets among Investment Managers for the Portfolios with more than one Investment Manager; and furnishing such office space, equipment and personnel as are required to perform such services. Hewitt is a limited liability company having 430 principals and is engaged in providing a variety of consulting services, principally in the areas of employee benefits, compensation and asset management. Since the 1960s, Hewitt has provided asset management, allocation and manager selection consulting services to institutional investors, including employee benefit plans.

        The following officers and employees of Hewitt are primarily responsible for overseeing the Investment Managers:

        - Ronald A. Jones, who has been President of the Fund since 1990 and an Investment Consultant of Hewitt since January, 1978.

        - Timothy G. Solberg, who has been the Marketing Director of the AHA Investment Program since September, 1989.

        - James B. Lee, who has been Treasurer of the Fund since 1994 and Program Administrator of the AHA Investment Program since January, 1990.

INVESTMENT MANAGERS

        The assets of the Portfolios are allocated among the Investment Managers listed under "Investment Manager Profiles" at the end of this Prospectus. Hewitt may change the allocation of assets among these Investment Managers. Hewitt may also hire new Investment Managers or terminate the services of existing Investment Managers at any time subject to the approval of the Board of Directors.

        The Fund has obtained an exemptive order from the Securities and Exchange Commission, based upon the structure of the Fund under which Hewitt selects and pays the fees of the Investment Managers, such that the Fund's agreements with the Investment Managers need not be approved by shareholders. Among other things, the order also exempts the Fund from the need to disclose in various documents, including this Prospectus, the fees of the Investment Managers. Participants holding shares of a Portfolio will be notified promptly when a new Investment Manager is assigned to that Portfolio. Subject to supervision by the Fund's Board of Directors, each Investment

Manager has complete discretion as to the purchase and sale of investments for its segment of a Portfolio consistent with the Portfolio's investment objective, policies and restrictions. Although the activities of the Investment Managers are subject to general supervision by the Fund's Board of Directors and officers, none of the Board, the officers nor Hewitt evaluates the merits of individual investment selections or investment decisions made by the Investment Managers.

        The fees of each Investment Manager are paid by Hewitt. These fees presently are each computed as a percentage of assets under management and do not involve any performance or incentive fees. Brokerage transactions in securities purchased and sold by the Portfolios may be effected through brokerage affiliates of the Investment Managers (or an Investment Manager if it is a registered broker-dealer) which will receive commissions for their services.

                                EXPENSES AND FEES

        The Portfolios pay all of their expenses other than those expressly assumed by Hewitt. Portfolio expenses are deducted from the Portfolio's total income before dividends are paid. Expenses of the Portfolios include but are not limited to: fees of the Fund's independent public accountants, transfer agent, registrar, custodian, dividend disbursing agent fees and expenses; shareholder and administrative servicing, accounting and recordkeeping fees and expenses; taxes; brokerage fees and commissions; interest; costs incident to corporate meetings, printing and mailing prospectuses and reports to shareholders, and the filing of reports with regulatory bodies and the maintenance of the Fund's corporate existence; legal fees; fees to federal and state authorities for the registration of shares; directors' fees and expenses to directors who are not principals, employees or officers of Hewitt or the American Hospital Association; and any extraordinary expenses of a non-recurring nature.

        The Fund and the Portfolios do not pay any fees to Hewitt. Hewitt is compensated for its services by fees it is paid by participants. Hewitt is responsible for paying the fees of the Investment Managers.

        Fees paid by participants to Hewitt may vary based upon a number of factors, including the level of services provided to a participant and the amount of assets committed by the participant. In certain cases, minimum fees may be applicable to compensate Hewitt for its consulting services. Hewitt's fees also vary based upon the particular Portfolios in which a participant's assets are invested. For Hewitt's standard level of service, a participant's fee is presently determined and payable quarterly by applying one-fourth of the following annual percentage rates to the participant's average daily assets invested in the Portfolios: .75% of assets invested in the Diversified Equity Portfolio and the Balanced Portfolio; and .50% of assets invested in the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio. Reduced fees may be negotiated by Hewitt with participants committing in excess of $50 million, and in other special circumstances.

                                HOW TO BUY SHARES

        Shares of each Portfolio are available only to participants in the American Hospital Association Investment Program and to the American Hospital Association (and its affiliated companies) which have entered into program agreements with Hewitt. Shares may be purchased on a continuous basis directly from the Fund at the net asset value per share of the Portfolio next calculated after receipt of a purchase order and federal funds. Shares are not available for purchase by individuals. Shares may be redeemed (see "How to Redeem Shares"), but are non-transferable.

        Orders to purchase shares and federal funds in the amount of the purchase order must be received by the Fund's custodian prior to 4:00 p.m. Eastern time to be effected on that day. The minimum initial investment in the Fund is $1 million. The initial minimum investment and subsequent investments in any Portfolio is $100,000. These minimum investment requirements may be waived for participants that do not have available for investment assets sufficient to satisfy the minimums.

PURCHASE BY MAIL: Participants may purchase shares of one or more Portfolios by sending a check drawn on a U.S. bank and made payable to AHA Investment Funds, Inc., together with a completed application form, to: AHA Investment Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Purchase orders will be effected at the net asset value per share next computed after the check has been converted into federal funds. Checks drawn on a member bank of the Federal Reserve System will normally be converted into federal funds within two business days of receipt; however, checks drawn on other banks may take considerably longer. Prior to conversion into federal funds, an investor's money will not be invested in the Fund. Shares purchased by check will not be entitled to dividends until the day following receipt of federal funds. Checks are accepted subject to collection. Payment for redemptions of shares purchased by check may be delayed to assure that the purchase check clears, which may take up to 15 days from the date of purchase.

PURCHASE BY WIRE: The purchase of shares can be expedited by wiring federal funds to the custodian. This procedure avoids the delays and restrictions that apply in the case of shares purchased by check. To wire federal funds to the custodian, funds should be transmitted to:

                            Firstar Bank Milwaukee, N.A.
                            Account of Firstar Mutual Fund Services, LLC
                            777 East Wisconsin Ave.
                            Milwaukee, WI
                            ABA Number 075000022
                            For Credit to AC #112-952-137
                            Account Name:  Name of Investor
                            Portfolio Name:

                                 Limited Maturity Fixed Income Portfolio (051) Full Maturity Fixed Income Portfolio (052) Diversified Equity Portfolio (053)
                                 Balanced Portfolio (054)

        ALL PURCHASE ORDERS MUST SPECIFY THE PORTFOLIO OR PORTFOLIOS IN WHICH INVESTMENTS ARE TO BE MADE.

        For further information regarding the procedures to be used when purchasing shares, please call: 1(800)445-1341.

        The Fund reserves the right in its sole discretion to reject any order for purchase of shares (including purchase by exchange) when in the judgment of management such rejection is in the best interest of the Fund.

SHARE PRICE

        Net asset value per share is computed separately for each Portfolio once daily as of the close of trading on the New York Stock Exchange (presently 4:00 p.m., New York time). A Portfolio's net asset value per share may also be computed on other days when there is a sufficient degree of trading in the securities held by that Portfolio if a purchase or redemption request is received on that day. The net asset value per share will not be determined on holidays observed by the New York Stock Exchange.

        Net asset value per share for each Portfolio is calculated by dividing the market value of all of the Portfolio's investments plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses, but excluding capital and surplus), by the number of shares of that Portfolio outstanding. Prices of shares of each Portfolio fluctuate daily based on changes in the values of securities held by that Portfolio. If market quotations are not readily available, a security is valued at fair value as determined under procedures adopted by the Board of Directors of the Fund. Debt securities held by the Portfolios with remaining maturities of 60 days or less, are valued at amortized cost, absent unusual circumstances.

                              HOW TO REDEEM SHARES

WRITTEN REDEMPTION REQUESTS

        Participants may redeem all or any portion of the shares they own of a Portfolio on any business day. Shares are redeemed at their current net asset value next determined after a request in proper form is received as described below. The business days on which net asset values are determined are described under "How to Buy Shares -- Share Price." If stock certificates have been issued, they must be forwarded to the Transfer Agent together with a written request for redemption and a stock power, each signed on behalf of the registered shareholder by an authorized signatory. If no certificates have been issued, only a properly signed written redemption request need be submitted.

         All requests to redeem shares should be sent to:

                    AHA Investment Funds, Inc.
                    c/o Firstar Mutual Fund Services, LLC
                    P.O. Box 701
                    Milwaukee, WI 53201-0701

        For further information regarding the procedures to be used for redemptions, please call: 1(800)445-1341.

        Payment of redemption proceeds will ordinarily be made within seven days by wire transfer of federal funds to the participant's account at a commercial bank which is a member of the Federal Reserve System. The bank account must be designated by the participant on the application form used in opening an account with the Fund. Upon request, redemption proceeds will be paid by check mailed to the participant's address of record. The Fund does not currently impose a fee for wire redemptions, but reserves the right to impose such a fee in the future.

        The Fund reserves the right to suspend the right of redemption or postpone the date of payment (including redemption through an exchange of shares) if unlikely emergency conditions, which are specified in the Investment Company Act of 1940 or determined by the Securities and Exchange Commission, should exist.

        EXPEDITED REDEMPTION PROCEDURES. Participants may redeem shares by telephone, avoiding the need to submit a written redemption request, provided that certificates for shares have not been issued. Arrangements for telephone redemptions must be established prior to the time of redemption. Please call the Transfer Agent at 1(800)445-1341 for further information.

        In the event a shareholder cannot reach the Transfer Agent to place a telephone redemption order as a result of telephone system problems or during periods of unusual economic or market change, a redemption request may be expedited by sending a written request by overnight service to:

                    AHA Investment Funds, Inc.
                    c/o Firstar Mutual Fund Services, LLC
                    615 East Michigan Street, 3rd Floor
                    Milwaukee, WI 53202

        The Fund's transfer agent employs reasonable procedures to confirm that telephone redemption instructions are genuine such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification or other information prior to effecting a telephone redemption. To the extent these procedures are used, none of the Fund, Hewitt or the Transfer Agent, will be liable for any loss due to fraudulent or unauthorized telephone instructions.

        INVOLUNTARY AND AUTOMATIC REDEMPTION. The Board of Directors has the authority to redeem the accounts of a participant having an aggregate value, as a result of redemptions, of less than $1 million in all Portfolios or such lesser amount as may be established by the Board. In these situations, the participant will be notified that the account will be redeemed, and the proceeds paid to the participant, unless additional investments are made to increase the account value to $1 million or such other determined amount within 60 days. The Fund does not presently intend to utilize this procedure, but reserves the right to do so. In addition, under the Program Agreements with Hewitt, shares may be automatically redeemed if the Program Agreement is terminated or if the participant fails to pay applicable fees.

                               EXCHANGE PRIVILEGE

        Shares of any Portfolio may be exchanged for shares of any other Portfolio of the Fund on the basis of the respective net asset values of the Portfolios at the time of exchange. Exchanges must be in the amount of $100,000 or more.

        An exchange involves the redemption of shares of one Portfolio and investment of the redemption proceeds in shares of another Portfolio. Redemption will, except as noted below, be made at the net asset value per share next determined after receipt of an exchange request in proper order. Shares of the Portfolio to be acquired will be purchased when the proceeds from redemption become available (normally on the day the request is received, but under certain circumstances up to seven days thereafter if a Portfolio determines to delay the payment of redemption proceeds) at the net asset value of those shares next determined after satisfaction of the purchase order requirements of the Portfolio whose shares are being acquired. Any gain or loss realized on an exchange is recognized for federal income tax purposes.

        Before making an exchange, participants should review the investment objectives and policies of the Portfolios and should consider their differences. Instructions to effect an exchange may be given in writing or by telephone. The exchange privilege is not available if certificates for the shares to be exchanged have been issued. To effect an exchange, or for further information, please contact the Transfer Agent at: 1(800)445-1341. In the event the Transfer Agent cannot be reached by telephone as a result of telephone system problems or during periods of unusual economic or market changes, an order to exchange shares may be expedited by sending a written request by overnight service to:

                    AHA Investment Funds, Inc.
                    c/o Firstar Mutual Fund Services, LLC
                    615 East Michigan Street, 3rd Floor
                    Milwaukee, WI 53202

        The Fund reserves the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use upon not less than sixty days written notice to participants.

        As in the case of telephone redemption requests, the transfer agent employs reasonable procedures to confirm that telephone exchange instructions are genuine. To the extent these procedures are used, none of the Fund, Hewitt, or the Transfer Agent, will be liable for any loss due to fraudulent or unauthorized telephone exchange instructions.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

        The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes.

        It is expected that dividends from net investment income will be declared and paid on the following schedule:

               DECLARED               PAYABLE                                     PORTFOLIOS
               --------               -------                                     ----------

             Daily           Last day of each month.                    Limited Maturity Fixed Income Portfolio
                                                                        Full Maturity Fixed Income Portfolio

             Quarterly       Mid: March, June, September, and           Diversified Equity Portfolio
                             December                                   Balanced Portfolio

        Distributions of capital gains, if any, generally will be paid once a year. An additional distribution will be paid if required for a Portfolio to avoid imposition of a federal income or excise tax on undistributed capital gains. Dividends and other distributions will be reinvested unless the participant instructs the Fund otherwise.

TAXES

        Because the Portfolios intend to distribute all of their net investment income and capital gains to shareholders, it is not expected that the Portfolios will be required to pay any federal income taxes. The Portfolios may be subject to nominal, if any, state taxes. Should a Portfolio fail to distribute the amount required by the Internal Revenue Code to be distributed during any calendar year, the Portfolio would be required to pay a four percent, nondeductible excise tax on the amount of the under-distribution.

        Shareholders that are subject to federal income taxation normally will have to pay any applicable federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Portfolios, whether paid in cash or in additional shares. Redemptions of shares (including redemptions to pay fees to Hewitt if a shareholder has elected to pay fees in such manner) and exchanges of shares among the Portfolios will result in the recognition of any gain or loss for federal income tax purposes for those shareholders subject to federal income taxation.

        The tax status of the dividends and distributions for each calendar year will be detailed in each participant's annual tax statement from the Fund.

                          FUND PERFORMANCE INFORMATION

        From time to time the Fund may provide reports of a Portfolio's total return performance or yield to shareholders and prospective investors in advertisements and other materials. Certain sales materials, but not advertisements, may quote distribution rates for the Portfolios. These reports are based upon investment results during specified periods and in the case of total return, assume reinvestment of all dividends and capital gains, if any, paid during that period. Quotations of total return, yield and distribution rate are adjusted to include the effect of the standard fees that participants pay to Hewitt. These adjustments are made by using the applicable fees for Hewitt's standard level of service for the average size shareholder account in the Portfolio. Because dividends, net asset value and expenses of the Portfolios will fluctuate, any given report of total return, yield or distribution rate should not be considered as representative or a prediction of a Portfolio's performance for any specified period in the future. Rankings, ratings and comparisons appearing in publications such as Money, Forbes, and similar sources, or based upon data disseminated by Lipper Analytical Services Inc., Morningstar, Inc. or other similar services, and comparisons to recognized market indices, may also be used in advertisements and other materials. Certain additional comparisons may also be made. See "Performance Information" in the Statement of Additional Information.

YIELD QUOTATIONS

        Yield quotations may be disseminated by the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio and used in advertising and sales materials. They are based on historical earnings and will reflect net investment income generated over a 30 day period based on the average number of shares of the Portfolio outstanding entitled to receive dividends over the period. This income is then "annualized" and shown as a percentage of the shareholder's investment at net asset value per share on the last day of the period.

        Yield quotations do not generally reflect the impact of changes in net asset value on an investor's return.

TOTAL RETURN

        The total returns of the Portfolios may also be disseminated. Total return is calculated by determining the difference between the net asset value of all shares held at the end of the period for each share held at the beginning of the period (assuming reinvestment of dividends and other distributions), and then dividing that difference by the net asset value per share at the beginning of the period. These calculations implicitly reflect the compounding of dividends and distributions by assuming reinvestment. The average annual compounded rate of return is the yearly rate that, when applied evenly to each annual period and compounded, would produce the total return for the period quoted. Unlike yield and distribution rate quotations, total return reflects all changes in a Portfolio's net asset value.

                              FINANCIAL HIGHLIGHTS

        The following financial highlights tables summarize the financial performance of the Portfolios for the past 5 years. Certain information reflects financial results for a single Portfolio share throughout each year or period ended June 30. The total returns in the table represent how much a participant's investment in the Portfolio would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, whose report, along with the Portfolios' financial statements, are included in the Fund's annual report, which is available without charge upon request.

FULL MATURITY FIXED INCOME PORTFOLIO

                                                           JUNE 30,      JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,
                                                            1995          1996          1997         1998          1999
                                                            ----          ----          ----         ----          ----
  Net Asset Value, Beginning of Period..............       $9.48         $9.88         $9.63         $9.79        $10.18

  Income From Investment Operations:

  Net investment income.............................        0.65          0.65          0.65          0.64          0.60

  Net realized and unrealized gain (loss) on
  investments and futures...........................        0.40         (0.25)         0.16          0.39         (0.33)

  Total Income from Investment Operations...........        1.05          0.40          0.81          1.02          0.27

  Less Distributions:

  Net investment income.............................       (0.65)        (0.65)        (0.65)        (0.64)        (0.60)

  Net realized capital gain (loss)..................           0             0             0             0             0

  Total Distributions...............................       (0.65)        (0.65)        (0.65)        (0.64)        (0.60)

  Net Asset Value, End of Period....................       $9.88         $9.63         $9.79        $10.18         $9.85

  Total Return on Net Asset Value(A)................       10.99%         3.58%         8.09%        10.20%         2.11%

  Ratios/Supplemental Data:

  Net Assets, End of Period (in thousands)..........     $39,874       $53,292       $50,796       $71,829       $73,420

  Ratio of Expenses to Average Net Assets(B)........        0.21%         0.21%         0.21%         0.17%         0.16%

  Ratio of Net Investment Income to
  Average Net Assets(B).............................        6.88%         6.52%         6.63%         6.19%         5.90%

  Portfolio Turnover Rate...........................      279.42%       283.13%       304.93%       178.52%       273.61%

--------------------------------------

(A) Total Return on Net Asset Value is net of the standard management fee of 0.50%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

LIMITED MATURITY FIXED INCOME PORTFOLIO

                                                         JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                          1995          1996          1997          1998          1999
                                                          ----          ----          ----          ----          ----
Net Asset Value, Beginning of Period...............      $10.09        $10.22        $10.12        $10.16        $10.22

Income From Investment Operations:

  Net investment income............................        0.62          0.62          0.61          0.60          0.53

  Net realized and unrealized gain (loss) on
    investments and futures........................        0.13         (0.10)         0.04          0.06         (0.02)

    Total Income from Investment Operations........        0.75          0.52          0.65          0.66          0.51

Less Distributions:

  Net investment income............................       (0.62)        (0.62)        (0.61)        (0.60)        (0.53)

  Net realized capital gain (loss).................        0             0             0             0             0

    Total Distributions............................       (0.62)        (0.62)        (0.61)        (0.60)        (0.53)

Net Asset Value, End of Period.....................      $10.22        $10.12        $10.16        $10.22        $10.20

Total Return on Net Asset Value(A).................        7.19%         4.66%         6.03%         6.11%         4.59%

Ratios/Supplemental Data:

  Net Assets, End of Period (in thousands).........    $186,856      $201,196      $141,023      $129,717      $104,675

  Ratio of Expenses to Average Net Assets(B).......        0.12%         0.10%         0.12%         0.12%         0.12%

  Ratio of Net Investment Income to Average Net
    Assets(B)......................................        6.17%         6.03%         6.04%         5.92%         5.30%

  Portfolio Turnover Rate..........................      155.12%       132.75%       121.70%       144.97%       176.78%

--------------------------------------

(A) Total Return on Net Asset Value is net of the standard management fee of 0.50%.

(B) Ratios include all standard management fees and expenses except for the program services fee.


                                      -23

DIVERSIFIED EQUITY PORTFOLIO

                                                         JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,     JUNE 30,
                                                          1995          1996          1997          1998         1999
                                                          ----          ----          ----          ----         ----
Net Asset Value, Beginning of Period...............      $13.90        $14.76        $17.59        $20.72        $20.37

Income From Investment Operations:

  Net investment income............................        0.29          0.35          0.34          0.32          0.29

  Net realized and unrealized gain on investments
   and futures.....................................        2.34          3.57          5.18          4.14          3.42

   Total Income from Investment Operations.........        2.63          3.92          5.52          4.46          3.71

Less Distributions:

  Net investment income............................       (0.29)        (0.35)        (0.34)        (0.32)        (0.29)

  Net realized capital gain (loss).................       (1.48)        (0.74)        (2.05)        (4.49)        (1.64)

   Total Distributions.............................       (1.77)        (1.09)        (2.39)        (4.81)        (1.93)

Net Asset Value, End of Period.....................      $14.76        $17.59        $20.72        $20.37        $22.15

Total Return on Net Asset Value(A).................       20.11%        26.42%        32.97%        24.05%        18.90%

Ratios/Supplemental Data:

  Net Assets, End of Period (in thousands).........     $39,634       $54,435       $70,590       $85,736      $126,892

  Ratio of Expenses to Average Net Assets(B).......        0.31%         0.18%         0.17%         0.14%         0.10%

  Ratio of Net Investment Income to Average Net
   Assets(B).......................................        2.30%         2.09%         1.83%         1.51%         1.43%

  Portfolio Turnover Rate..........................       68.12%        57.76%        67.31%        65.82%        74.35%

--------------------------------------

(A) Total Return on Net Asset Value is net of the standard management fee of 0.75%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

BALANCED PORTFOLIO

                                                         JUNE 30,      JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,
                                                          1995          1996          1997         1998          1999
                                                          ----          ----          ----         ----          ----
Net Asset Value, Beginning of Period...............      $11.66        $12.63        $13.38        $14.86        $14.61

Income From Investment Operations:

  Net investment income............................        0.32          0.41          0.37          0.41          0.36

  Net realized and unrealized gain on investments
   and futures.....................................        1.44          1.98          2.65          2.01          1.45

   Total Income from Investment Operations.........        1.76          2.39          3.02          2.42          1.81

Less Distributions:

  Net investment income............................       (0.32)        (0.41)        (0.39)        (0.44)        (0.35)

  Net realized capital gain (loss).................       (0.47)        (1.23)        (1.15)        (2.23)        (1.37)

   Total Distributions.............................       (0.79)        (1.64)        (1.54)        (2.67)        (1.73)

Net Asset Value, End of Period.....................      $12.63        $13.38        $14.86        $14.61        $14.69

Total Return on Net Asset Value(A).................       14.97%        19.20%        23.23%        16.79%        13.10%

Ratios/Supplemental Data:

  Net Assets, End of Period (in thousands).........     $46,646       $43,130       $52,137       $59,360       $63,301

  Ratio of Expenses to Average Net Assets(B).......        0.21%         0.23%         0.23%         0.18%         0.18%

  Ratio of Net Investment Income to Average Net
   Assets(B).......................................        4.12%         3.08%         2.81%         2.86%         2.55%

  Portfolio Turnover Rate..........................      160.41%       146.69%       173.60%       169.04%       206.43%

--------------------------------------

(A) Total Return on Net Asset Value is net of the standard management fee of 0.75%.

(B) Ratios include all standard management fees and expenses except for the program services fee.

                               GENERAL INFORMATION

AMA COALITION OF TOBACCO-FREE INVESTMENTS

        The Fund is a member of the American Medical Association ("AMA") Coalition of Tobacco-Free Investments and has adopted a non-fundamental policy under which the Portfolios will not purchase the stocks or bonds of companies that are identified by the AMA as engaged in growing, processing or otherwise handling tobacco. If a Portfolio holds any such securities of an issuer which is subsequently identified by the AMA as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice. (The AMA does not endorse any investment vehicle and does not guarantee any rate of return.)

ARRANGEMENTS WITH AHA AND OTHER ORGANIZATIONS

        The American Hospital Association has granted Hewitt a non-exclusive right to use the name "American Hospital Association" and derivations thereof in connection with the AHA Investment Program and the Fund. Hewitt pays a royalty for these rights. Any termination of the licensing arrangement would require the Fund promptly to take steps to change its name. For its assistance to Hewitt in making the Program available to members of AHA and their affiliated organizations, and in communicating to members, Hewitt also pays from its own resources a fee to American Hospital Association. Similar fees may be paid by Hewitt to other organizations which provide similar services. The Fund may contract directly with American Hospital Association for certain non-distribution related services such as printing.

CONTROL PERSONS

        As of July 31, 1999, American Hospital Association may be deemed to control the Fund through its direct and indirect beneficial ownership of more than 25 percent of the Fund's outstanding shares. In addition, as of such date, American Hospital Association and American Hospital Association Retirement Trust may be deemed to control the Limited Maturity Fixed Income, Full Maturity Fixed Income, Balanced and Diversified Equity Portfolios through their direct and indirect beneficial ownership of more than 25 percent of the outstanding shares of such Portfolios.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

        Firstar Bank Milwaukee acts as custodian for the Fund. As custodian, Firstar holds all securities and cash of the Portfolios. The custodian is authorized to deposit securities in securities depositories and to use sub-custodians approved by the Fund. Firstar Mutual Fund Services, LLC serves as the Fund's transfer agent, dividend disbursing agent and registrar and acts as shareholder servicing agent. It also provides the Fund with accounting services.

                           INVESTMENT MANAGER PROFILES

        The Investment Managers have no affiliation with Hewitt or the Fund's officers and directors. Each Investment Manager is principally engaged in managing institutional investment accounts. They may also serve as managers or advisers to other investment companies and other clients, including clients of Hewitt.

        The present Investment Managers of the Fund, and the year in which they commenced providing services to the Portfolios are as follows:

LIMITED MATURITY FIXED INCOME PORTFOLIO                             DIVERSIFIED EQUITY PORTFOLIO
The Patterson Capital Corporation (1988)                            Cambiar Investors, Inc. (1988)
                                                                    Investment Research Company (1993)

FULL MATURITY FIXED INCOME PORTFOLIO                                BALANCED PORTFOLIO
Firstar Investment Research &                                       Western Asset Management Company (1995)
   Management Company, LLC (1996)                                   Cambiar Investors, Inc. (1993)
Western Asset Management                                            Investment Research Company (1999)
   Company (1995)

        The following profiles set forth information regarding the Investment Managers and the persons (or groups) within such organizations responsible for making investment decisions for the Portfolios:

        CAMBIAR INVESTORS, INC., 8400 E. Prentice Avenue, Englewood, Colorado 80111, is a wholly owned subsidiary of United Asset Management Corporation, a publicly held company. Cambiar was organized in 1973 and has approximately $2.1 billion of assets under management.

Michael S. Barish                                                   Michael J. Gardner
President                                                           Vice President
Cambiar Investors, Inc. (1973-present)                              Cambiar Investors, Inc. (1995-present)
AHA Investment Funds, Inc.                                          Simmons & Company (1991-1995)
Portfolio Manager (1988-present)                                    AHA Investment Funds, Inc.
                                                                    Portfolio Manager (1999-present)

Darrel D. Hershey                                                   Brian M. Barish
Senior Vice President                                               Vice President
Cambiar Investors, Inc. (1985-present)                              Cambiar Investors, Inc. (1997-present)
AHA Investment Funds, Inc.                                          Lazzard Freres & Co. LLC (1993-1997)
Portfolio Manager (1988-present)                                    AHA Investment Funds, Inc.
                                                                    Portfolio Manager (1997-present)

        FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, is a wholly owned subsidiary of Firstar Corporation, a publicly owned company. The firm has approximately $25.0 billion in assets under management.

Gary A. Elfe                                                        Daniel A. Tranchita
Senior Vice President                                               Senior Vice President
Firstar Investment Research &                                       Firstar Investment Research &
 Management Company, LLC                                            Management Company, LLC
 (1978-present)                                                     (1989-present)
AHA Investment Funds, Inc.                                          AHA Investment Funds, Inc.
Portfolio Manager                                                   Portfolio Manager
 (1996-present)                                                     (1999-present)

        INVESTMENT RESEARCH COMPANY, 16236 San Dieguito Road #2-20,
P.O. Box 9210, Rancho Santa Fe, California 92067, is a wholly owned subsidiary of United Asset Management Corporation, a publicly held company. The firm was organized in 1985 and has approximately $1.3 billion of assets under management.

John D. Freeman                                                     C.B. (Tom) Garcia
President                                                           Senior Research Consultant
Investment Research Company  (1996-present)                         Investment Research Company (1985-present)

AHA Investment Funds, Inc.                                          AHA Investment Funds, Inc.
Portfolio Manager (1996-present)                                    Portfolio Manager (1993-present)

Ming Wang
Sr. Vice President
Investment Research Company  (1996-present)
AHA Investment Funds, Inc.
Portfolio Manager (1996-present)

        THE PATTERSON CAPITAL CORPORATION, 2029 Century Park East #2950, Los Angeles, California 90067, is a privately held advisory organization headed by Joseph B. Patterson. Patterson Capital provides investment management services to a variety of institutions, including investment companies and employee benefit plans, and has approximately $1.9 billion under management.

Jean M. Clark                                                       Joseph B. Patterson
Sr. Vice President/Portfolio Manager                                Chief Investment Strategist
The Patterson Capital Corporation (1983-1988)                       The Patterson Capital Corporation (1977-present)
  (1991-present)                                                    AHA Investment Funds, Inc.
AHA Investment Funds, Inc.                                          Portfolio Manager (1988-present)
Portfolio Manager (1991-present)

        WESTERN ASSET MANAGEMENT COMPANY, 117 East Colorado Boulevard, Pasadena, California 91105, is a wholly owned subsidiary of Legg Mason, Inc., a publicly held financial services organization that engages through its subsidiaries in the businesses of securities brokerage, investment management, corporate and public finance and real estate services. The firm manages more than $27.4 billion for its institutional clients, plus $4.2 billion of assets for mutual funds. Western Asset Management's Fixed-Income team has responsibility for the management of the Portfolios.

        NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN APPROVED SALES LITERATURE IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.




                              INVESTMENT CONSULTANT

                              HEWITT ASSOCIATES LLC
                                100 Half Day Road
                          Lincolnshire, Illinois 60069

                                    CUSTODIAN

                             FIRSTAR BANK MILWAUKEE
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                 TRANSFER AGENT

                        FIRSTAR MUTUAL FUND SERVICES, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

                                  LEGAL COUNSEL

                            SCHULTE ROTH & ZABEL LLP
                                900 Third Avenue
                            New York, New York 10022

                         INDEPENDENT PUBLIC ACCOUNTANTS

                               ARTHUR ANDERSEN LLP
                              33 West Monroe Street
                             Chicago, Illinois 60603

FOR MORE INFORMATION

        For more information about the Fund, the following documents are available free upon request:

        ANNUAL/SEMI-ANNUAL REPORTS - Additional information is available in the Fund's annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

         To obtain free copies of the annual or semi-annual report or the SAI or to discuss questions about the Fund:

         BY TELEPHONE - 1-800-445-1341

         BY MAIL - AHA Investment Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

         Free text only versions of the annual report, semi-annual report and the SAI are available on the SEC's Internet web- site, http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

Investment Company Act File Number 811-05534.

                       Statement of Additional Information
                             Dated ____________1999
                           AHA INVESTMENT FUNDS, INC.

            AHA Investment Funds, Inc. (the "Fund") is an open-end, diversified management investment company. Shares of the Fund's four investment portfolios (the "Portfolios") are available only to participants in the American Hospital Association Investment Program (the "Program") and to the American Hospital Association (and its affiliated companies). Hewitt Associates LLC is the Fund's Investment Consultant and, subject to approval of the Fund's Board of Directors, selects the investment managers of the Portfolios. Shares of the following Portfolios are currently offered directly by the Fund, without any sales charge ("no-load"), and are sold and redeemable at their current net asset values per share:

LIMITED MATURITY FIXED INCOME PORTFOLIO: Seeks a high level of current income, consistent with preservation of capital and liquidity. Invests primarily in high quality fixed income securities and maintains an average dollar weighted portfolio maturity of five years or less.

FULL MATURITY FIXED INCOME PORTFOLIO: Seeks over the long term the highest level of income consistent with preservation of capital. Invests primarily in high quality fixed income securities. There is no restriction on the maximum maturity of the securities purchased. The average dollar weighted portfolio maturity will vary and may exceed 20 years.

DIVERSIFIED EQUITY PORTFOLIO: Seeks long-term capital growth. Invests primarily in equity securities and securities having equity characteristics.

BALANCED PORTFOLIO: Seeks a combination of growth of capital and income. Invests varying proportions of its assets in equity and fixed income securities, with not less than 25 percent of total assets invested in fixed income securities.

            A Prospectus for the Fund dated _________1999, which provides the basic information you should know before investing, may be obtained without charge by calling the Fund's transfer agent at: 1-(800) 445-1341. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you additional information regarding the activities and operations of the Fund. The Statement of Additional Information should be read in conjunction with the Prospectus.

INVESTMENT CONSULTANT:

       HEWITT ASSOCIATES LLC
       100 Half Day Road
       Lincolnshire, Illinois 60069


                                TABLE OF CONTENTS

                                                                           PAGE

THE FUND AND ITS MANAGEMENT..................................................3

INVESTMENT POLICIES AND PRACTICES...........................................10

INVESTMENT RESTRICTIONS.....................................................19

PORTFOLIO TURNOVER..........................................................21

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................21

DETERMINATION OF NET ASSET VALUE............................................24

TAXES.......................................................................26

PURCHASES AND REDEMPTIONS OF SHARES.........................................27

SPECIAL INVESTMENT TECHNIQUES...............................................28

PERFORMANCE INFORMATION.....................................................35

ADDITIONAL INFORMATION......................................................38

APPENDIX - CORPORATE SECURITIES RATINGS......................................1

                           THE FUND AND ITS MANAGEMENT

THE FUND

            The Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. It was incorporated on March 14, 1988 under the laws of Maryland and is designed for use by participants in the American Hospital Association Investment Program (the "Program"). The Program is a service offered by Hewitt Associates llc ("Hewitt") pursuant to arrangements with American Hospital Association Services, Inc. and is available to American Hospital Association ("AHA") member hospitals and their affiliated organizations, including employee benefit plans and hospital insurance funds ("Member Organizations"). To become a participant, a Member Organization must enter into a Program Services Agreement ("Program Agreement") with Hewitt. Other hospital associations affiliated with AHA and their sponsored and affiliated organizations are also eligible to become participants by entering into Program Agreements. Shares of the Fund may also be purchased by AHA and its affiliated companies.

            Participants receive individualized asset management consulting services to assist in determining an appropriate investment program for their specific needs. Hewitt consults with each participant to help it define its investment objectives, desired returns and tolerance for risk, and develop a plan for the allocation of the participant's assets among different asset classes. Participants can implement their investment programs by investing in shares of the Fund and may change the allocation of assets among the Portfolios or withdraw assets from the Portfolios at any time by redeeming shares. Fees paid to Hewitt by participants cover the costs of both Hewitt's consulting services and the fees of the Fund's investment managers. The Fund itself pays no fees to Hewitt or the investment managers, but bears certain direct costs and expenses. For a more complete description of fees and expenses, see "Expenses and Fees" in the Prospectus.

            The Fund is comprised of four independently managed investment portfolios, and is designed to provide Participants with a cost-effective method of pursuing a professionally managed, diversified investment program. The Fund provides flexibility, liquidity and a range of investment vehicles. There can, however, be no assurance that any Portfolio of the Fund will achieve its investment objective.

THE INVESTMENT CONSULTANT

            Hewitt serves as the Fund's Investment Consultant, pursuant to a Corporate Management Agreement dated as of July 15, 1988 (the "Management Agreement"). Under the Management Agreement, Hewitt is responsible to provide various services to the Fund. Among other things, Hewitt evaluates, selects (subject to Board of Director approval) and monitors the performance of the investment managers of the Fund's investment portfolios (the "Portfolios"), and is required to pay the fees of the investment managers for the services they render to the Portfolios. Hewitt is also responsible for allocating the assets of the Portfolios with more than one manager among such Portfolios' investment managers, and supervising the services provided by the Fund's custodian, transfer agent, and other organizations which provide accounting, recordkeeping and administrative services. Hewitt is required to provide such office space, equipment and personnel as may reasonably be necessary to render the services under the Management Agreement, and bears the costs of telephone service, heat, light, power and other utilities in connection therewith.

            Expenses not expressly assumed by Hewitt under the Management Agreement are paid by the Fund. Expenses borne by the Fund include, but are not limited to: charges and expenses of the Fund's registrar, custodian, transfer agent, dividend disbursing agent and shareholder servicing agent; brokerage fees and commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws and expenses associated with the preparation and filing of required reports and the maintenance of the Fund's corporate existence; the costs and expense of printing prospectuses, proxy statements and reports, including typesetting, and of distributing these materials to shareholders; expenses of shareholders' and directors' meetings; fees and expenses of directors who are not principals or employees of Hewitt or the AHA; expenses incident to any dividend, withdrawal or redemption options; charges and expenses of outside services used in preparing and maintaining the books and records (including accounting records) of the Fund; pricing shares of the Portfolios and rendering administrative services; membership dues in industry organizations; interest on borrowings; postage; insurance premiums on property and personnel (including directors and officers); the fees and expenses of the Fund's independent accountants and its legal counsel; extraordinary expenses including, but not limited to, legal claims and liabilities, litigation costs and indemnification; and all other costs of the Fund's operations. The Fund has entered into arrangements with Firstar Mutual Fund Services, LLC to obtain accounting services necessary for its operations.

            Pursuant to the Management Agreement, total operating expenses of the Portfolios are subject to applicable limitations under the regulations of states in which shares of the Portfolios are registered for sale. Operating expenses are thus effectively subject to the most restrictive of such limitations as they may be amended from time to time, or as they may be waived or modified. No such limitations are presently applicable to the Portfolios. The Management Agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, Hewitt is not liable to the Fund or any of its investors for any act or omission or for any losses.

            The Management Agreement was initially approved on June 22, 1988 by the Fund's Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940 (the "Act"), of the Fund or Hewitt (the "Independent Directors"), by vote cast in person at a meeting called for such purpose. It was also approved on July 25, 1988 by American Hospital Association Services, Inc., as the sole shareholder of the Fund at that time, for an initial term expiring June 30, 1990. The shareholders of each Portfolio voted to approve the Management Agreement at a special meeting of shareholders held on February 9, 1990. The Management Agreement may continue in effect from year to year after its initial term provided that each continuance is approved at least annually by shareholders of each Portfolio by a majority shareholder vote as defined by the Act or by the Board of Directors. Each such continuance must also be approved by the vote of a majority of the Independent Directors. Pursuant to such approvals by the Board of Directors, the

Management Agreement has continued in effect from year to year. At a meeting of the Fund's Board of Directors held in person on May 6, 1999, the Management Agreement was renewed for an additional one year period expiring June 30, 2000. The Management Agreement may be terminated at any time, without penalty, on sixty days' notice by the Fund's Board of Directors, by the holders of a majority of the shares of a Portfolio, or by Hewitt. In addition, the Management Agreement provides for its automatic termination in the event of its "assignment" (as defined by the Act and the rules thereunder). Shareholders of each Portfolio are required to vote separately on all proposals to approve, renew or terminate the Management Agreement, which would remain in effect for those Portfolios which vote to approve or renew that agreement.

            The Fund has acknowledged that the name "AHA" is a property right of AHA and that its right to use that name is non-exclusive. The Fund also has acknowledged that both AHA and Hewitt have the right to withdraw the right to use the name "AHA" from the Fund.

THE INVESTMENT MANAGERS

            Each of the investment managers has entered into a Portfolio Advisory Agreement with the Fund (the "Advisory Agreements"). These agreements provide that the investment managers are responsible for the investments of the assets of the Portfolios allocated to them by Hewitt on behalf of the Fund. Under the Advisory Agreements, the investment managers are required to invest the assets of the Portfolio or Portfolios allocated to them in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios, and in accordance with all procedures adopted by the Fund and its Board of Directors. Hewitt has assumed responsibility for the payment of all fees payable to the investment managers, which fees are each computed as a percentage of the assets of the Fund under the management of the investment manager. The investment managers assume all of the costs associated with providing the services they render to the Portfolios. In addition, under the Advisory Agreements, the investment managers are not liable to the Fund for any act or omission in the absence of willful misfeasance, bad faith, negligence or reckless disregard of their obligations.

            The following organizations presently serve as investment managers of the Fund pursuant to Advisory Agreements, and manage the Portfolios indicated:

            LIMITED MATURITY FIXED INCOME PORTFOLIO The Patterson Capital Corporation ("Patterson")

            FULL MATURITY FIXED INCOME PORTFOLIO Firstar Investment Research & Management Company, LLC ("FIRMCO") Western Asset Management Company ("WAMCO")

            DIVERSIFIED EQUITY PORTFOLIO Investment Research Company ("IRC") Cambiar Investors, Inc. ("Cambiar")

            BALANCED PORTFOLIO
            Cambiar
            WAMCO
            IRC

            Cambiar and IRC are investment firms that are wholly owned subsidiaries of United Asset Management. Patterson is a privately held company that is controlled by Joseph B. Patterson. WAMCO is a wholly owned subsidiary of Legg Mason, Inc., a publicly held company. FIRMCO is a wholly owned subsidiary of Firstar Corporation, a publicly held company.

            The Advisory Agreements with the investment managers were each initially approved by the Board of Directors of the Fund, including a majority of the Independent Directors. The continuation of each such agreement was last approved by the Fund's Board of Directors at a meeting held in person on May 6, 1999. Each Advisory Agreement will remain in effect until June 30, 2000, unless terminated prior thereto, and may continue in effect from year to year, provided that such continuance is approved annually by the Board of Directors of the Fund, including a majority of the Independent Directors. The Advisory Agreements may be terminated at any time, without penalty, on thirty days' notice by the Fund's Board of Directors or by the investment managers. In accordance with an exemptive order issued by the Securities and Exchange Commission, the Advisory Agreements need not be approved by shareholders of the Fund and shareholders need not be given the right to terminate the agreements. As a result, the Board of Directors may select, retain and remove the investment managers without the approval of shareholders. The Advisory Agreements provide for their automatic termination in the event of an "assignment" (as defined by the Act and the rules thereunder).

            Hewitt has certain responsibilities regarding the supervision of the investment managers (see "The Investment Consultant," above); however, neither Hewitt nor the Fund's officers or directors evaluate the investment merits of investment selections or decisions made by the investment managers. The investment managers and their affiliated brokers may be authorized to execute brokerage transactions for the Portfolios and receive commissions for their services. See "Portfolio Transactions and Brokerage."

            Additional information concerning each of the Fund's investment managers is contained in the Fund's Prospectus under "Investment Manager Profiles." This information is incorporated herein by reference.

DIRECTORS AND OFFICERS

            The Fund's Board of Directors has the overall responsibility for supervising the operations of the Fund and the services provided to the Fund and its Portfolios by Hewitt, the investment managers and other organizations. The directors and executive officers of the Fund, their principal business occupations during the last five years and their affiliations with Hewitt and AHA, if any, are shown below. None of the Independent Directors is an affiliated person of Hewitt or AHA. None of the directors or officers is an affiliated person of any investment manager of the Fund.


                                                                          OCCUPATIONS AND AFFILIATION
NAME, AGE, POSITION WITH FUND AND ADDRESS                                    WITH AHA AND HEWITT
-----------------------------------------                                    -------------------

Dallas L. Carroll, 45                                      Chief Financial Officer, American Hospital  Association;
Director                                                   Formerly, Vice President Senior Executive Weiss Memorial
One North Franklin                                         Hospital
Chicago, Illinois  60606

Frank A. Ehmann, 65                                        Formerly, President and Director, United Stationers,
Director                                                   Executive Vice-President and Director, Baxter Corp. and
864 Bryant Avenue                                          President and Director, American Hospital Supply Corp.
Winnetka, Illinois  60093                                  Director of various companies in health products field.

Richard John Evans, 47                                     Vice President, American Hospital Association Director,
Director                                                   American Hospital Association
One North Franklin
Chicago, Illinois  60606

James A. Henderson, 57                                     Vice President, Associate General Counsel, Assistant
Vice President                                             Secretary, American Hospital Association; Assistant
One North Franklin                                         Secretary, American Hospital Association Services, Inc.;
Chicago, Illinois  60606                                   Trustee, AHA Multiple Employer Group Insurance Trust;
                                                           Formerly, Assistant Secretary, Health Providers Service
                                                           Company.

Ronald A. Jones,(**) 50                                    Investment Consultant, Hewitt Associates LLC.
Director and President
100 Half Day Road
Lincolnshire, Illinois  60069

James B. Lee, 37                                           Program Administrator, AHA Investment Program, Hewitt
Treasurer                                                  Associates LLC.
100 Half Day Road
Lincolnshire, Illinois  60069

John D. Oliverio, 46                                       Executive Vice President and Director, Wheaton Franciscan
Director                                                   Services  Inc.;  Director, Oak Park Hospital; Director,
26 West 171 Roosevelt Road                                 Synergon Health System.
Wheaton, Illinois 60189

________________________________

(**)  Director who is an "interested person" of the Fund as defined by the Act.

                                                                          OCCUPATIONS AND AFFILIATION
NAME, AGE, POSITION WITH FUND AND ADDRESS                                    WITH AHA AND HEWITT
-----------------------------------------                                    -------------------

John M. Ryan, 52                                           Attorney, Hewitt Associates LLC; Formerly,  Partner, Wilson
Secretary                                                  & McIlvaine (a Chicago law firm).
100 Half Day Road
Lincolnshire, Illinois  60069

Timothy G. Solberg, 46                                     Director of Marketing and Client Services, Hewitt  Associates
Director                                                   LLC, Investment Services Division.
100 Half Day Road
Lincolnshire, Illinois  60069

Thomas J. Tucker, 67                                       Former Vice President, Incarnate Word Health Services.
Director                                                   Formerly, Vice President and Chief Financial Officer,
8 Rock Creek                                               Spohn Hospital. Fellow of the Healthcare Financial
Corpus Christi, Texas  78412                               Management Association.

John L. Yoder, 67                                          Vice President, The Princeton Agency, Princeton Insurance
Director                                                   Co., Formerly President, Rahway Hospital, Rahway Hospital
19 Tankard                                                 Foundation and Recovery Health System (parent of Rahway
Washington Crossing, Pennsylvania  18977                   Hospital), BICO Corporation (health ventures); Vice
                                                           Chairman and Director, Health Care Insurance Exchange -
                                                           Princeton Insurance Co. Formerly, Trustee, American
                                                           Hospital Association.

            The Fund pays an attendance fee to each director who is not a principal, director, officer or employee of Hewitt or AHA of $1,000 for each quarterly meeting and $500 for each special meeting of the Board of Directors and for any committee meeting (not held on the date of a quarterly Board meeting), and reimburses such directors for travel and other out-of-pocket expenses incurred in attending such meetings. Directors and officers of the Fund who are principals, directors or officers of or employed by Hewitt or AHA (or any affiliated company of either) receive no compensation or expense reimbursement from the Fund. During the fiscal year ended June 30, 1999, the Fund paid directors' fees (including expenses) of $20,523.75 as follows:

                               COMPENSATION TABLE

                                                                                                       TOTAL
                                                           PENSION OR                               COMPENSATION
                                                           RETIREMENT                                   FROM
                                     AGGREGATE          BENEFITS ACCRUED        ESTIMATED            REGISTRANT
                                    COMPENSATION            AS PART              ANNUAL               AND FUND
       NAME OF PERSON,                  FROM                OF FUND           BENEFITS UPON         COMPLEX PAID
         POSITION                    REGISTRANT             EXPENSES            RETIREMENT          TO DIRECTORS
------------------------    -----------------------  --------------------  ------------------  ----------------------

Dallas L. Carroll                        0                     0                     0                     0
Director

Frank A. Ehmann,                     $4,623.14                 0                     0                 $4,623.14
Director

Richard John Evans,                      0                     0                     0                     0
Director

Ronald A. Jones,                         0                     0                     0                     0
Director and President

John D. Oliverio,                    $4,064.90                 0                     0                 $4,064.90
Director

Timothy G. Solberg,                      0                     0                     0                     0
Director

Thomas J. Tucker,                    $5,592.35                 0                     0                 $5,592.35
Director

John L. Yoder,                       $6,243.36                 0                     0                 $6,243.36
Director

            By virtue of certain positions held by officers and directors of the Fund with organizations that are shareholders of the Fund, including AHA and American Hospital Association Retirement Trust, the officers and directors of the Fund, as a group, may be deemed to have shared, indirect beneficial ownership of 37% of the Fund's outstanding shares as of July 31, 1999.

                        INVESTMENT POLICIES AND PRACTICES

            The sections below describe, in greater detail than in the Fund's Prospectus, some of the different types of investments which may be made by the Portfolios and the different investment practices in which the Portfolios may engage. The use of options and futures contracts by the Portfolios are discussed under "Special Investment Techniques." The general investment objectives of the Portfolios are set forth in the Prospectus. Although the Portfolios' investment objectives are fundamental, and may not be changed without the approval of shareholders, their investment policies may be changed by the Fund's Board of Directors (except as otherwise noted in the Prospectus or herein).

SHORT-TERM INVESTMENTS

            Each of the Portfolios may invest in a variety of short-term debt securities ("money market instruments"), including instruments issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities") and repurchase agreements for such securities. Money market instruments are generally considered to be debt securities having remaining maturities of approximately one year or less. Other types of money market instruments include: certificates of deposit, bankers' acceptances, commercial paper, letters of credit, short-term corporate obligations, and the other obligations discussed below.

            The short-term investments of the Portfolios in bank obligations (including certificates of deposit, bankers' acceptances, time deposits and letters of credit) are limited to: (1) obligations of U.S. commercial banks and savings institutions having total assets of $1 billion or more, and instruments secured by such obligations, including obligations of foreign branches of U.S. banks and (2) similar obligations of foreign commercial banks having total assets of $1 billion or more or their U.S. branches which are denominated in U.S. dollars. Obligations of foreign banks and their U.S. branches are subject to the additional risks of the types generally associated with investment in foreign securities. See "Foreign Securities." Similar risks may apply to obligations of foreign branches of U.S. banks. There currently are no reserve requirements applicable for obligations issued by foreign banks or foreign branches of U.S. banks. Also, not all of the federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves, loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of them apply to foreign banks.

            Commercial paper constituting the short-term investments of the Portfolios must be rated within the two highest grades by Standard & Poor's ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, must be issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Other types of short-term corporate obligations (including loan participations and master demand notes) must be rated at least A by S&P or Moody's to qualify as a short-term investment of the Portfolios, or, if not rated, must be issued by a company having an outstanding debt issue rated at least A by Moody's or S&P. The quality standards described above may be modified by the Fund upon the approval of its Board of Directors. Information concerning corporate securities ratings is found in the Appendix.

            Bank time deposits may be non-negotiable until expiration and may impose penalties for early withdrawal. Master demand notes are corporate obligations which permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the borrower. They permit daily changes in the amounts borrowed. The amount under the note may be increased at any time by the Portfolio making the investment up to the full amount provided by the note agreement, or may be decreased by the Portfolio. The borrower may prepay up to the full amount of the note without penalty. These notes may in some cases be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Investments in bank time deposits and master demand notes are subject to limitations on the purchase of securities that are restricted or illiquid. See "Restricted and Illiquid Securities." No Portfolio intends to purchase any non-negotiable bank time deposits or master demand notes during the coming year.

            REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements involving the types of securities which are eligible for purchase by that Portfolio. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements.

            Repurchase agreements, which may be viewed as a type of secured lending by the Portfolios, typically involve the acquisition by a Portfolio of Government Securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

            While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include a requirement that the investment managers effect repurchase transactions only with large, well capitalized United States financial institutions approved by them as creditworthy based upon periodic review under guidelines established and monitored by the directors of the Fund. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Fund's custodian in a segregated account on behalf of the Portfolio, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercise of a Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the investment managers, liquidity or other considerations warrant.

            REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements. These agreements, in which the Portfolio would be the seller of the security underlying the repurchase agreement for cash and be obligated to repurchase the security, involve a form of leverage to the extent the Portfolio may invest the cash received and involve risks similar to repurchase agreements. Although this practice, if successful, may help a Portfolio increase its income or net assets through the investment of the cash received in a reverse repurchase agreement, if the return on those investments is inadequate or they decline in value during the term of the agreement, the income or the net assets of the Portfolio would be adversely affected as compared to its income and net assets absent the transaction. No Portfolio intends to enter into reverse repurchase agreements during the coming year.

TYPES OF DEBT SECURITIES

            The debt obligations in which the Portfolios may invest are subject to certain quality limitations and other restrictions. Permissible investments include money market instruments and other types of obligations. See "Short-Term Investments" and "Convertible Securities." Debt obligations are subject to various risks as described in the Prospectus. In addition, investors should recognize that, although securities ratings issued by a securities rating service provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. As noted in the Prospectus, changes in interest rate levels cause fluctuations in the prices of debt obligations and will, therefore, cause fluctuations in net asset values per share of the Portfolios.

            Applicable quality limitations of the Portfolios, as described in the Prospectus, require that debt securities purchased by the Limited Maturity Fixed Income Portfolio and the Diversified Equity Portfolio be rated at the time of purchase A or higher by S&P or Moody's (or, if unrated, be of comparable quality as determined by the investment manager) and that such securities purchased by the Full Maturity Fixed Income Portfolio and the Balanced Portfolio be rated at the time of purchase BBB or higher by S&P or Baa or higher by Moody's (or, if unrated, be of comparable quality as determined by the investment manager). Although unrated securities eligible for purchase by the Portfolios must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

            Subsequent to the purchase of a debt security by a Portfolio, the ratings or credit quality of a debt security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Portfolio would not require the Portfolio to sell the security. However, the investment managers of the Portfolios will evaluate and monitor the quality of all investments, including bonds rated lower than BBB or Baa, and will dispose of investments which have deteriorated in their creditworthiness or ratings as determined to be necessary to assure that the Portfolios' overall investments are constituted in a manner consistent with their investment objectives.

            The economy and interest rates affect lower rated obligations differently from other securities. For example, the prices of these obligations have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. To the extent that there is no established retail secondary market, there may be thin trading of lower rated obligations which may adversely impact the ability of the Portfolios' investment managers to accurately value such obligations and the Portfolios' assets, and may also adversely impact the Portfolios' ability to dispose of the obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated obligations, especially in a thinly traded market.

            GOVERNMENT SECURITIES. Government Securities include obligations issued by the U.S. Government, such as U.S. Treasury bills, notes and bonds, which differ as to their maturities at the time of issuance. Government Securities also include obligations guaranteed by the U.S. Government or issued by its agencies or instrumentalities, such as obligations of the Export-Import Bank of the United States, the General Services Administration, Federal Land Banks, Farmers Home Administration and Federal Home Loan Banks. Some Government Securities, such as U.S. Treasury obligations and obligations issued by the Export-Import Bank and the Federal Housing Administration, are backed by the full faith and credit of the U.S. Treasury. Others, such as those issued by Federal Home Loan Banks, are backed by the issuer's right to borrow from the U.S. Treasury. Some, such as those issued by the Federal National Mortgage Association and Federal Farm Credit Banks, are backed only by the issuer's own credit, with no guarantee or U.S. Treasury backing.

            ZERO COUPON SECURITIES. Debt securities purchased by the Portfolios may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year. It is not anticipated that any Portfolio will invest more than 5% of its assets in zero coupon securities in the coming year.

            VARIABLE RATE SECURITIES. Debt obligations purchased by the Portfolios may also include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Portfolio which holds the security may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. The benefit of a demand feature is enhanced liquidity.

            MORTGAGE-BACKED SECURITIES. The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which these Portfolios may invest include collateralized mortgage obligations ("CMOs") and REMIC interests. CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986 and have the same characteristics as CMOs. The amount of privately issued mortgage-backed securities that may be purchased by a Portfolio may not exceed 10% of the value of the Portfolio's total assets, and the securities of any one such issuer purchased by a Portfolio may not exceed 5% of the value of the Portfolio's total assets.

            The Portfolios may from time to time also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently tradeable securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, "interest only" and "principal only" mortgage-backed securities are considered to be illiquid.

            Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Portfolio must be reinvested in other securities. As a result, prepayments in excess of those anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interests rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

             ASSET-BACKED SECURITIES. Each of the Portfolios may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be "stripped" into classes in a manner similar to that described under "Mortgage-Backed Securities," above, and are subject to the prepayment risks described therein.

TYPES OF EQUITY SECURITIES

            Equity securities may be purchased by the Diversified Equity Portfolio and Balanced Portfolio and may include common and preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See "Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating" which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the prices of common stocks and exhibit similar behavior. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. The purchase of rights and warrants are subject to certain limitations. See "Investment Restrictions."

CONVERTIBLE SECURITIES

            Securities of this type may be purchased by the Diversified Equity Portfolio and the Balanced Portfolio. They include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

            Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, will generally yield less than a senior nonconvertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

FOREIGN SECURITIES

            Each Portfolio may invest up to 10% of its total assets, at the time of purchase, in foreign securities. As discussed in the Prospectus, each Portfolio may in addition invest in securities of certain Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs") in an amount not to exceed 20% of a Portfolio's total assets at the time of purchase. Investments in foreign securities will be affected by a number of factors which ordinarily do not affect investments in domestic securities.

            Foreign securities may be affected by changes in currency exchange rates, exchange control regulations, changes in governmental administration or economic or monetary policy (in the U.S. and abroad), political events, expropriation or nationalization or confiscatory taxation. Dividends and interest paid on foreign securities may be subject to foreign withholding and other foreign taxes. In addition, there may be less publicly available information concerning foreign issuers than domestic issuers, and foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those of domestic issuers. Securities of certain foreign issuers and in certain foreign markets are less liquid and more volatile than domestic issues and markets, and foreign brokerage commissions are generally higher than in the U.S. There is also generally less regulation and supervision of exchanges, brokers and issuers in foreign countries.

            Securities denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency exchange rates and costs will be incurred in converting one currency to another. Exchange rates are determined by forces of supply and demand which forces are affected by a variety of factors including international balances of payments, economic and financial conditions, government intervention and speculation. Foreign currency exchange transactions of the Portfolios may be effected on a "spot" basis (cash basis) at the prevailing spot rate for purchasing or selling currency. The Portfolios may also utilize forward foreign currency contracts as described below.

FORWARD FOREIGN CURRENCY CONTRACTS

            The Portfolios authorized to invest in foreign securities may enter into forward currency contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security, a Portfolio can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Portfolio holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Portfolios will not speculate in forward currency contracts. If a Portfolio enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Fund's custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Portfolio's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Portfolio's commitments with respect to such contracts. A Portfolio will not attempt to hedge all of its non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by its investment managers. The Portfolios will not enter into forward contracts for terms of more than one year.

            Each Portfolio also has the authority to engage in transactions in foreign currency options and futures, but the Portfolios have no intention to do so during the coming year. These options and futures are similar to options and futures on securities, except they represent an option to purchase or to sell an amount of a specified currency prior to expiration of the option at a designated price (in the case of a currency option), or a contract to purchase or deliver a specified amount of currency at an agreed upon future time and price (in the case of a currency future). Such transactions would be used for purposes similar to those described above for forward foreign currency contracts.

SECURITIES LOANS

            Consistent with applicable regulatory requirements, the Portfolios may lend their United States portfolio securities (in an amount not exceeding one-third of a Portfolio's total assets) to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

            A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of securities will only be made to firms deemed by the Fund's management to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Portfolio which made the loan.

            When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Portfolios will pay reasonable finder's, administrative and custodial fees in connection with loans of securities. A Portfolio will not lend securities if to do so would cause it to have loaned securities in excess of one third of the value of the Portfolio's total assets, measured at the time of such loan. The Portfolios may lend foreign securities consistent with the foregoing requirements, but have no intention of doing so in the foreseeable future.

RESTRICTED AND ILLIQUID SECURITIES

            Each Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in restricted and illiquid securities. Restricted securities are securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Illiquid securities are securities which may be subject to other types of resale restrictions or which have no readily available markets for their disposition. These limitations on resale and marketability may have the effect of preventing a Portfolio from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing restricted securities, the Portfolios do not intend to engage in underwriting activities, except to the extent a Portfolio may be deemed to be a statutory underwriter under the Securities Act of 1933 in disposing such securities. Restricted securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. Under the Fund's present policies, securities available for purchase and sale in accordance with Rule 144A under the Securities Act of 1933 are treated as restricted securities for the purposes of the limitation set forth above.

                             INVESTMENT RESTRICTIONS

            In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities, as defined in the Act. For a Portfolio to alter a fundamental policy requires the affirmative vote of the holders of (a) 67% or more of the shares of a Portfolio present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less.

            No Portfolio may:

            1. Purchase a security, other than Government Securities, if as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of any one issuer, or the Portfolio would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

            2. Purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Portfolio's total assets would be invested in the securities of issuers in any one industry.

            3. Purchase the securities of any issuer, if as a result of such purchase more than 10% of the value of the Portfolio's total assets would be invested in securities that are subject to legal or contractual restrictions on resale or that are illiquid. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

            4. Issue senior securities as defined in the Act or borrow money, except that a Portfolio may borrow from banks for temporary or emergency purposes (but not for investment), in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Portfolio, it will not purchase securities. (However, a Portfolio which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

            5. Purchase the securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund, or any officer, partner or director of Hewitt or any investment manager, owns more than 1% of the outstanding securities of such issuer and such officers, partners and directors who own more than such 1% also own in the aggregate more than 5% of the outstanding securities of such issuer.

            6. Purchase the securities (other than Government Securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Portfolio's total assets would be invested in such securities.

            7. Purchase the securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

            8. Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

            9. Engage in the underwriting of securities except insofar as a Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security.

            10. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Portfolio may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

            11. Invest for the purpose of exercising control or management of another company.

            12. Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Portfolio.

            13. Purchase or sell commodities, except that the Portfolios may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

            14. Invest more than 5% of the value of a Portfolio's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

            15. Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

            For purposes of these investment restrictions and other limitations, all percentage limitations apply at the time of a purchase or other transaction. Any subsequent change in a percentage resulting from market fluctuations or other changes in the amount of total assets does not require the sale or disposition of an investment or any other action.

                               PORTFOLIO TURNOVER

            There are no fixed limitations regarding portfolio turnover. Although the Portfolios generally do not trade for short-term profits, securities may be sold without regard to the time they have been held when investment considerations warrant such action. As a result, under certain market conditions, the turnover rate for a particular Portfolio will be higher than that of other investment companies and portfolios with similar investment objectives. It is estimated that the portfolio turnover rates of the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio will not exceed 350%. The turnover rates of these Portfolios reflect the effect of their policies to alter their maturity structures in response to market conditions. It is estimated that the turnover rate for the fixed income segment of the Balanced Portfolio will not exceed 200%, and that the portfolio turnover rate of the Diversified Equity Portfolio and the equity segment of the Balanced Portfolio will not exceed 150%. The Balanced Portfolio's assets may be shifted between fixed income and equity securities, but it is estimated that overall portfolio turnover rate of this Portfolio will not exceed 200%. Decisions to buy and sell securities are made by the Portfolios' investment managers for the assets assigned to them. Investment managers make decisions to buy or sell securities independently from other investment managers. Thus, one investment manager may sell a security while another investment manager for the same Portfolio is purchasing the same security. In addition, when an investment manager's services are terminated, the new investment manager may restructure the Portfolio. These practices will result in higher portfolio turnover rates. Brokerage costs are commensurate with the rate of portfolio activity so that a Portfolio with higher turnover will incur higher brokerage costs.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

            Subject to the general supervision of the Fund's Board of Directors, the investment managers are responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Fund anticipates that its transactions involving foreign securities will be effected primarily on principal stock exchanges for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

            The investment managers currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of each of the investment managers to cause purchase and sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Portfolios.

            The policy of the Fund regarding purchases and sales of securities for its Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Directors of the Fund believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Portfolios and the investment managers from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the investment managers rely on their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

            In seeking to implement the Fund's policies, the investment managers effect transactions with those brokers and dealers who they believe provide the most favorable prices and which are capable of providing efficient executions. If the investment managers believe such price and execution are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the investment managers. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the investment managers from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing their own research and facilities, the investment managers believe the value of such services is not determinable and does not significantly reduce their expenses.

            Consistent with the policies described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through investment managers or their affiliates which are registered brokers. In order for such transactions to be effected, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an investment manager or its affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. In approving the use of an affiliated broker, the Board of Directors of the Fund, including a majority of the Independent Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid are consistent with the foregoing standard.

            The directors have considered the possibilities of seeking to recapture, for the benefit of the Portfolios, brokerage commissions and other expenses of portfolio transactions. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fees paid by the Portfolios. After considering all factors deemed relevant, the directors made a determination not to seek such recapture. The directors will reconsider this matter from time to time.

            Brokerage commissions paid by the Diversified Equity Portfolio and Balanced Portfolio for the last three fiscal years ending June 30, were:

                           Diversified Equity                     Balanced

1999                       $156,945                               $85,615
1998                       $66,694                                $58,186
1997                       $66,076                                $69,738

            Brokerage commissions allocated for research services during the fiscal year ended June 30, 1999 were $3,100 by the Diversified Equity Portfolio (in transactions having an aggregate value of $4,510,000) and $2750 by the Balanced Portfolio (in transactions having an aggregate value of $3,750,000). During the period, no brokerage commissions were paid by the other two Portfolios.

            During the fiscal year ended June 30, 1999, the Portfolios held securities of Bankers Trust Company ("Bankers"); Bear Stearns Incorporated ("Bear Stearns"); J.P. Morgan; Lehman Brothers Incorporated ("Lehman Brothers"); Merrill Lynch & Company ("Merrill Lynch"); Morgan Stanley Group Incorporated ("Morgan Stanley"); and PaineWebber Incorporated ("PaineWebber") which are companies which may be deemed to be the Fund's "regular brokers or dealers," as defined by Rule 10b-1 under the Act, or the parents of such brokers or dealers.

            Securities of such companies were held by the Full Maturity Fixed Income Portfolio (Bankers, J.P. Morgan; Lehman Brothers, Merrill Lynch and PaineWebber), Limited Maturity Fixed Income Portfolio (Merrill Lynch), Diversified Equity Portfolio (J.P. Morgan, Merrill Lynch, Morgan Stanley) and Balanced Portfolio (Bear Stearns, J.P. Morgan, Merrill Lynch.)

            Aggregate holdings, as of June 30, 1999 were as follows:

FULL MATURITY FIXED INCOME
--------------------------

Lehman Bankers 8.12%                        $1,000,000 principal amount
Due 04/01/02

J.P. Morgan 6.00%                           $ 800,000 principal amount
Due 01/15/09

Lehman Brothers 11.63%                      $375,000 principal amount
Due 05/15/05

Merrill Lynch
6.875%  Due 11/15/18                        $375,000  principal amount
6.310%  Due 11/15/26                        $172,781  principal amount

Paine Weber 6.73%                           $150,000 principal amount
Due 01/20/04

LIMITED MATURITY FIXED INCOME
-----------------------------

Merrill Lynch 6.05%                         $1,250,000  principal amount
Due 03/06/01

DIVERSIFIED EQUITY
------------------
J.P. Morgan                                 1,000 Common stock shares
Merrill Lynch                               5,000 Common stock shares
Morgan Stanley                              4,070 Common stock shares

BALANCED
--------
Bear Stearns                                1,000 Common stock shares
J.P. Morgan                                 200 Common stock shares
Merrill Lynch                               2,000 Common stock shares

                        DETERMINATION OF NET ASSET VALUE

            The Prospectus describes the days on which the net asset values per share of the Portfolios are computed for purposes of purchases and redemptions of shares by investors, and also sets forth the times as of which such computations are made and the requirements applicable to the processing of purchase and redemption orders. Net asset value is computed once daily each day the New York Stock Exchange ("NYSE") is open and on each other day on which there is a sufficient degree of trading in a Portfolio's investments to affect net asset value, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year's Day; Martin

Luther King's Birthday (third Monday in January); Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in
May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (last Thursday in November); and Christmas Day.

            In valuing the assets of the Portfolios for purposes of computing net asset value, securities are appraised at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options traded on national securities exchanges are valued at the last sales price prior to the time of computation of net asset value per share. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. Securities for which quotations are not readily available and other assets are appraised at fair value as determined pursuant to procedures adopted in good faith by the Board of Directors of the Fund. Short-term debt securities will be valued at their current market value when available or fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Directors to be represented by amortized cost value, absent unusual circumstances. A pricing service may be utilized to determine the fair value of securities held by the Portfolios. Any such service might value the investments based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuation. The Board of Directors will review and monitor the methods used by such services to assure itself that securities are valued at their fair values.

            The values of securities held by the Portfolios and other assets used in computing net asset value are determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times prior to the close of the NYSE. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Portfolios or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Fund's Board of Directors. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars at the mean between the bid and offer prices of the currencies against U.S. dollars last quoted by any major bank.

                                      TAXES

            It is the policy of the Fund each fiscal year to distribute substantially all of each Portfolio's net investment income and net realized capital gains, if any, to its shareholders. The Fund intends that each Portfolio will qualify as a regulated investment company under the provisions of the Internal Revenue Code. If so qualified, a Portfolio will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributed to its shareholders. To qualify for such tax treatment, a Portfolio must generally, among other things, (a) derive at least 90% of its annual gross income from dividends, interest (including payments received with respect to loans of stock and securities) and gains from the sale or other disposition of stock or securities and certain related income; and (b) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of the Portfolio's assets is represented by cash, Government Securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government Securities). These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures.

            Under present Maryland law, the Fund is not subject to any state income taxation during any fiscal year in which the Portfolios each qualify as a regulated investment company. However, the Fund might be subject to Maryland income taxes for any taxable year in which the Portfolios did not so qualify. Further, the Fund may be subject to tax in certain states where it does business. In those states which have income tax laws, the tax treatment of the Fund and its shareholders in respect to distributions may differ from federal tax treatment.

            Shareholders will be notified annually by the Fund as to the federal tax status of dividends and distributions paid to or reinvested by the shareholder for the preceding taxable year. In addition, dividend and long-term capital gains distributions may also be subject to state and local taxes. Each shareholder is advised to consult its own tax adviser concerning the tax effects of share ownership.

            It should be noted that both dividends and capital gains distributions received by an investor have the effect of reducing the net asset value of the shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the distribution of realized long-term capital gains, such distribution would be at least a partial return of capital but nonetheless taxable at capital gains rates. Therefore, an investor should consider the tax consequences of purchasing shares immediately prior to a distribution record date.

            Dividends and interest received by the Portfolios on foreign investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

            Distributions by a Portfolio of net investment income and the excess of net short-term capital gains over net long-term capital loss are taxable to shareholders of that Portfolio as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. Distributions of net long-term gains, if any, are taxable as long-term capital gains regardless of how long the investor has held the shares and regardless of whether the distribution is received in additional shares or in cash.

            The Taxpayer Relief Act of 1997 (the "Act"), enacted in August 1997, dramatically changes the taxation of net capital gains by applying different rates thereto depending on the taxpayer's holding period and marginal rate of federal income tax. The Act, however, does not address the application of these rules to distributions by regulated investment companies and instead authorizes the issuance of regulations to do so. Accordingly, shareholders should consult their tax advisers as to the effect of the Act on distributions by the Fund to them of net capital gain.

            FUTURES CONTRACTS AND RELATED OPTIONS. Accounting for futures contracts and options on futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made by a Portfolio upon entering into futures contracts will be recognized as assets. During the period the futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Maintenance margin payments will be made or received, depending upon whether gains or losses are incurred.

            Futures contracts, options on futures contracts and options on debt securities held by a Portfolio at the end of each fiscal year of each Fund may be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. The straddle rules of Section 1092 of the Code may require a Portfolio to defer losses incurred in certain transactions involving securities and options or futures on securities, and may affect a Portfolio's holding period in the asset offsetting the option or future. A Portfolio's ability to engage in the options and futures transactions may be limited by these rules.

                       PURCHASES AND REDEMPTIONS OF SHARES

            Shares of the Portfolios are offered for sale in a continuous offering directly by the Fund, without the use of any underwriter. They may be purchased and redeemed at their current net asset values per share, without any sales or redemption charges or fees, at the times and days, and in the manner described in the Prospectus. Shares are offered to member hospitals of the American Hospital Association and their affiliated organizations and to other eligible organizations and their members which have entered into Program Services Agreements with Hewitt and to the American Hospital Association (and its affiliated companies). Other hospital associations affiliated with AHA and their sponsored and affiliated organizations are also eligible to become Participants. The Board of Directors of the Fund in its sole discretion may at some future time permit additional types of organizations and their members which have entered into Program Service Agreements with Hewitt to purchase shares, but has no present plans to offer shares of the Fund to organizations other than those described under "The Fund and its Management - The Investment Consultant." Shares are not available for purchase by individual investors and are non-transferable.

            Payments for shares presented for redemption or repurchase will be made within seven days following receipt of the required documents as discussed in the Prospectus. Such payment may be postponed or the right of redemption suspended at a time when: (a) the NYSE is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practical or it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets; or (d) the SEC, by order, so permits for the protection of shareholders.

            The following table shows the calculation of the net asset value per share (offering price) of each Portfolio as of June 30, 1999:

                            (a)              (b)                     (c)
                                                                     OFFERING
                                                                     PRICE
                            NET ASSETS       SHARES OUTSTANDING      (a)-(b)
                            ----------       ------------------      -------
Full Maturity Fixed         $ 73,420,223      7,452,459               $9.85
Income Portfolio

Limited Maturity            $104,674,712     10,266,996              $10.20
Fixed Income
Portfolio

Diversified Equity          $126,892,152      5,729,370              $22.15
Portfolio

Balanced Portfolio          $ 63,300,904      4,309,240              $14.69


                          SPECIAL INVESTMENT TECHNIQUES

            Each Portfolio may engage in certain transactions in securities options, futures contracts and options on futures contracts. The specific transactions in which each Portfolio may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the use of options and futures, including options on stock indices and stock index futures.

REGULATORY MATTERS

            The Portfolios will comply with and adhere to all limitations on the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for the exclusion of a registered investment company from the definition of the term "commodity pool operator". Under those restrictions, the Portfolios will use commodity futures or commodity options contracts solely for "bona fide hedging" purposes as defined in Rule 1.3(z) under the Commodity Exchange Act of 1974, as amended; provided, however, that a Portfolio may use commodity futures or commodity options contracts for other purposes to the extent that initial margin and premiums required to establish such positions do not exceed 5% of the liquidation value of the Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is "in-the-money" at the time of purchase, the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.)

OPTIONS ON SECURITIES

            An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

            Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Portfolios may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

            An option position in an exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that a Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to deliver the stock pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

            Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

            Transactions in options on securities also may be effected over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

OPTIONS ON STOCK INDICES

            In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

            The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

            The Diversified Equity Portfolio and the Balanced Portfolio may purchase and write put and call options on stock indices. Transactions in stock index options will be effected to increase income, in the case of the Balanced Portfolio, or by either Portfolio, for purposes of hedging against adverse price movements in the stock market generally or in particular market segments (i.e., decreases in the values of securities owned or increases in the values of securities to be acquired). A put option on an index may be purchased to hedge against a decline in a market or industry segment. A call option on an index may be purchased to attempt to reduce the risk of missing a market or industry segment advance. In such cases, the possible loss to the Portfolio will be limited to the premium paid to purchase the option, plus related transaction costs.

            Put and call options on stock indices written by the Portfolios must be "covered." This means that when a Portfolio writes a call option on an index, it will segregate in a separate account, either cash or liquid securities having a vale equal to its obligations under the option, should the option be exercised, or securities qualified to serve as "cover" under applicable rules of the national securities exchanges with a value at least equal to the value of the index times the multiplier. A put option on an index written by a Portfolio will be covered if the Portfolio maintains cash or liquid securities having a value equal to the exercise price in a segregated account with its custodian, or if it has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

RISKS OF OPTIONS ON STOCK INDICES

            The purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, a Portfolio would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

            The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Portfolio before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Portfolio would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Portfolio may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Portfolio will not purchase or sell any index option contract unless and until in the opinion of the investment manager the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

FUTURES CONTRACTS

            A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash.

Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

            A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission is paid on each completed purchase and sale transaction. The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract.

            The Diversified Equity Portfolio and the Balanced Portfolio, may for hedging purposes, and other non-speculative purposes consistent with applicable rules of the CFTC, purchase and sell stock index futures contracts. The Limited Maturity Fixed Income Portfolio, the Full Maturity Fixed Income Portfolio, and the Balanced Portfolio may purchase and sell interest rate futures contracts for similar purposes. Purchase and sales of stock index futures are used to protect a Portfolio's current or intended equity investments from broad fluctuations in the prices of equity securities. Interest rate futures are purchased and sold to attempt to hedge against the effects of interest rate changes on a Portfolio's current or intended investments in fixed income securities. In the event that an anticipated decrease in the value of a Portfolio's securities occurs, as a result of a general decline in the stock market or a general increase in interest rates, these adverse effects may be offset, in whole or part, by gains on the sale of a futures contract by the Portfolio. Similarly, increases in costs of securities proposed to be acquired by a Portfolio, as a result of a general increase in the stock market or a general decline in interest rates, may be offset, in whole or part, by gains on futures contracts purchased by the Portfolio.

            Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Stock index futures contracts currently can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. The index assigns weighted values to the securities included in the index and its composition is changed periodically. A determination as to which of the index contracts would be appropriate for purchase or sale by a Portfolio will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

            Unlike when a Portfolio purchases or sells a security, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or qualifying securities, which varies in amount, but may be as low as 5% or less of the value of the contract. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. If the market price of the underlying index or instrument moves causing a "paper" loss to the buyer or seller of the futures contract, that loss is deemed to erode the deposit. If the deposit is "eroded" below a level specified by the futures exchange on which the futures contract is traded, the purchaser or seller will be required to make a "maintenance margin" payment to its broker to bring its deposit back up to a specified level. Similar payments, known as "variation margin" payments, are made on a daily basis between the broker and the clearinghouse. The process of valuing futures contracts on a daily basis as the value of the index or instrument underlying the futures contract fluctuates is known as "marking to the market." In all instances involving the purchase of stock index futures contracts by a Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

            Where futures are purchased to hedge against a possible increase in the price of a security before a Portfolio is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline instead. If the Portfolio, as a result, concluded not to make the planned investment at that time because of concern as to the possible further market decline or for other reasons, the Portfolio would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. As noted above, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if a Portfolio has insufficient available cash, it may at times have to sell securities to meet maintenance margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

            An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of maintenance margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and maintenance margin requirements on the option position.

            A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

            An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

            The Portfolios may purchase and write call and put options on the futures contracts in which they may effect transactions and may enter into closing transactions with respect to such options to terminate existing position. The Portfolios will not engage in transactions in options on futures for speculation, but only as a hedge against changes in the value of securities held by them or which they intend to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolios.

            Generally, a Portfolio may hedge its investments against a period of market decline by purchasing puts on futures contracts. A Portfolio may purchase call options on futures contracts as a means of protecting against an increase in the prices of securities which the Portfolio intends to purchase. The Portfolios may write options on futures contracts for similar purposes. Purchases of options on futures may present less risk than the purchase and sale of the underlying futures contracts because the potential loss to a Portfolio is limited to the premium paid, plus related transaction costs. The writing of options on futures, however, does not present less risk than the purchase and sale of the underlying futures contracts and only constitutes a partial hedge up to the amount of premium income received. If an option on a futures contract written by a Portfolio is exercised, the Portfolio may suffer a loss.

                             PERFORMANCE INFORMATION

            As discussed in the Prospectus, from time to time the Fund may disseminate quotations of yield, total return and distribution rates. The Portfolios may provide quotations of total return. In addition, the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio may also quote yield. Because the investment managers of the Portfolios may be appointed or terminated from time to time, as determined by Hewitt (subject to the approval of the Board of Directors of the Fund), it should be recognized that performance quotations may reflect investment results attributable in part to the performance of investment managers which no longer serve as such. Similarly, such quotations may not reflect, or may only reflect in part, investment results attributable to new investment managers which may be appointed from time to time.

            From time to time, the performance of a Portfolio or of individual accounts or mutual funds managed by an investment manager may be compared to the performance of other mutual funds following similar objectives, to a database including the performance of individually managed portfolios maintained by Hewitt or to recognized market indices. A Portfolio's return may also be compared to the cost of living (measured by the Consumer Price Index) or the return of various categories of investments (as measured by Ibbotson Associates or others) over the same period. In addition to performance rankings, each Portfolio may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper.

            In advertising materials, the Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Hewitt's services and products. Hewitt may provide information designed to clarify investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting. Materials may also include discussions of other products and services offered by Hewitt.

            The Fund may quote various measures of the volatility and benchmark correlation of the Portfolios in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare a Portfolio's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

            TOTAL RETURN. The Portfolios' quotations of total return will reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value according to the following formula:

                                P (1 + T)n = ERV

            "P" represents a hypothetical initial investment of $1,000; "T" represents average annual total return; "n" represents the number of years; and "ERV" represents the ending redeemable value of the initial investment. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of fees paid by Participants to Hewitt for its standard level of service for the average size shareholder account and reflect the effect of Hewitt's agreement to absorb certain expenses. Quotations of total return will be for a one year and five year periods ended on the date of the most recent balance sheet included in the Fund's registration statement and also for the 10 year period so ended at such time as the registration statement has been in effect for such period. Until such time as the registration has been effective for the ten year period, the Portfolios' quotations of total return will also include a quotation of total return for the time period during which the registration statement has been in effect or commencement of operations, whichever is later. The Portfolios may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Portfolios over the entire period for which the quotation is given.

            The average annualized total returns for the Portfolios of the Fund for the period July 1, 1998 through June 30, 1999 were as follows:

                                           Total Return      Days in Period
                                           ------------      --------------
Full Maturity Fixed Income                  2.11%             (365 days in period)
Portfolio

Limited Maturity Fixed                      4.59%             (365 days in period)
Income Portfolio

Diversified Equity Portfolio                18.90%            (365 days in period)

Balanced Portfolio                          13.10%            (365 days in period)

            YIELD. Quotations of yield by the Limited Maturity Fixed Income Portfolio and the Full Maturity Fixed Income Portfolio are computed by dividing net investment income per share earned during the period of the quotation by net asset value per share on the last day of the period, according to the following formula:

                           YIELD = 2 [(a-b + 1)6 - 1]
                                       ---
                                       cd

            "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of any reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents net asset value per share on the last day of the period. Expenses will be adjusted to reflect the effect of fees paid by Participants to Hewitt, as described above with respect to yield quotations. Yields will be quoted for one month periods, but may also be quoted for other periods. In calculating yield, interest earned on debt securities held is based on a computation of yield to maturity, which is then divided by 360 and multiplied by market value to determine the daily amount of interest earned. Dividends accrued on equity securities during the applicable period are also included, by accruing 1/360 of the stated dividend rate each day.

            The annualized yields of the Portfolios for the one month period ended June 30, 1999 were:

                                                       Yield
                                                       -----
              Full Maturity Fixed                      6.30%
              Income Portfolio
              Limited Maturity Fixed                   5.58%
              Income Portfolio

            NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return.

                             ADDITIONAL INFORMATION

CAPITALIZATION AND VOTING

            Interests in the Fund are represented by shares of common stock, $.01 par value, with interests in each of the four Portfolios represented by a separate series of such stock. The Fund's presently authorized capital is 200,000,000 shares. Under the Fund's Articles of Incorporation, the Board of Directors may increase the Fund's authorized shares, establish additional series representing new Portfolios and classes within series and redesignate unissued shares among the series. Additional classes within any series would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances.

            Each share of each series represents an equal proportionate interest with each other share of such series in the Portfolio represented by such shares, without any priority or preference over other shares of the same series. All consideration received for the sales of shares of a particular series, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom is allocated and belongs to that series. As such, the interest of shareholders in a particular Portfolio is separate and distinct from the interest of shareholders of the other Portfolios, and shares of a Portfolio are entitled to dividends and distributions only out of the net income and gains, if any, of that Portfolio as declared by the Board of Directors.

            The assets of each Portfolio are segregated on the Fund's books and are charged with the expenses and liabilities of that Portfolio and with a share of the general expenses and liabilities of the Fund not attributable to any one Portfolio. The Board of Directors determines those expenses and liabilities deemed to be general, and these items are allocated among the Portfolios in proportion to the relative total net assets of each or as deemed equitable by the Board of Directors in its sole discretion.

            VOTING RIGHTS. Each shareholder is entitled to a full vote for each full share held (and fractional votes for fractional shares). After they have been appointed or elected, the directors serve for terms of indefinite duration and may appoint their own successors, provided that always at least a majority of the directors have been elected by shareholders. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting can, if they choose, elect all directors being elected, while the holders of the remaining shares would be unable to elect any directors. Under Maryland law, the Fund is not required and therefore does not intend to hold annual meetings of shareholders. The directors may call annual or special meetings of shareholders as may be required by the Act, Maryland law, or the Articles of Incorporation, or as they otherwise deem necessary or appropriate. In addition, the By-Laws of the Fund contain procedures under which a director may be removed by the written declaration or vote of the holders of two-thirds of the Fund's outstanding shares. A meeting of shareholders for such purpose is required to be called upon the request of the holders of 10% of the Fund's outstanding shares.

CONTROL PERSONS AND HOLDERS OF SECURITIES

            As of July 31, 1999, AHA may be deemed to control the Fund through its beneficial ownership, directly and through AHA affiliated companies and trusts, of 37% of the total outstanding shares of the Fund. Such AHA affiliated companies are separately operated and administered by separate boards, a majority of the members of which are persons who are not directors, officers or employees of AHA. AHA is a not-for-profit corporation organized under the laws of the State of Illinois and is located at One North Franklin, Chicago, Illinois 60606. AHA may also be deemed to control the Full Maturity Fixed Income Portfolio, the Limited Maturity Fixed Income Portfolio, Balanced Portfolio and the Diversified Equity Portfolio through direct and indirect beneficial ownership of shares of those Portfolios, as follows:

      25% direct and indirect beneficial ownership of the Limited Maturity Fixed Income Portfolio

      51% direct and indirect beneficial ownership of the Full Maturity Fixed Income Portfolio

      41% direct and indirect beneficial ownership of the Balanced Portfolio

      37% direct and indirect beneficial ownership of the Diversified Equity Portfolio

By exercising voting rights with respect to shares of the Fund (or a Portfolio), AHA and its affiliated entities may be able to determine the outcome of shareholder voting on matters as to which the approval of shareholders of the Fund (or that Portfolio) is required, depending upon the number of shares voting on such matters.

            As of July 31, 1999, AHA; American Hospital Association Retirement Trust, One North Franklin, Chicago, Illinois 60606; Baptist Health Care Corporation, 1000 West Monreo Street, Pennsacola, Florida 32522; Lee Hospital, 320 Main Street, Johnstown, Pennsylvania 15901 and Vail Valley Medical Center, 181 W. Meadow Drive, Vail, Colorado 81657; owned of record and beneficially owned directly, 33%, 18%, 9, 8% and 8%, respectively, of the outstanding shares of the Full Maturity Fixed Income Portfolio. By aggregating its direct ownership of shares with shares owned by affiliated entities, AHA, as of such date, may be deemed to beneficially own, directly and indirectly, 51% of the outstanding shares of the Full Maturity Fixed Income Portfolio.

            As of July 31, 1999, AHA; Hospital Research & Educational Trust, One North Franklin, Chicago, Illinois 60606; Lewistown Hospital, 400 Highland Avenue, Lewistown, Pennsylvania 17044; Sherman Hospital, 934 Center Street, Elgin, Illinois 60120; and Vail Valley; owned of record and beneficially owned directly 19%, 6%, 11%, 15% and 6%, respectively, of the outstanding shares of the Limited Maturity Fixed Income Portfolio. By aggregating its direct ownership of shares with shares owned by affiliated entities, AHA, as of such date, may be deemed to beneficially own, directly and indirectly, 25% of the outstanding shares of the Limited Maturity Fixed Income Portfolio.

            As of July 31, 1999, AHA; American Hospital Association Retirement Trust; Baptist Health Care Corporation; Flathead Healthcare, 325 Claremont Street, Kalispell, Montana 59901; Lee Hospital; The Lutheran Health Foundation, 3024 Fairfield Avenue, Fort Wayne, Indiana 46807 owned of record and beneficially owned directly 27%, 14%, 18%, 6%, 9% and 18%, respectively, of the outstanding shares of the Balanced Portfolio. By aggregating its direct ownership of shares with shares owned by affiliated entities, AHA, as of such date, may be deemed to beneficially own, directly and indirectly, 41% of the outstanding shares of the Balanced Portfolio.

            As of July 31, 1999, AHA; American Hospital Association Retirement Trust; Baptist Health Care Corporation; Laughlin Memorial Hospital, 1420 Tuscumlum Blvd., Greeneville, Tennessee 37745, Lee Hospital, Lewistown Hospital owned of record and beneficially owned directly 25%, 12%, 10%, 13%, 8%, and 5%, respectively, of the outstanding shares of the Diversified Equity Portfolio. By aggregating its direct ownership of shares with shares owned by affiliated entities, AHA, as of such date, may be deemed to beneficially own, directly and indirectly, 37% of the outstanding shares of the Diversified Equity Portfolio.

DIRECTOR AND OFFICER LIABILITY

            Under the Fund's Articles of Incorporation and the Maryland General Corporation Law, the directors, officers, employees and agents of the Fund are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such directors, officers, employees or agents of the Fund, subject to the limitations of the Act which prohibit indemnification which would protect such persons against liabilities to the Fund or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

INDEPENDENT PUBLIC ACCOUNTANTS

            Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois, are the independent public accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund. The selection of the independent accountants is approved annually by the Fund's Board of Directors.

CUSTODIAN AND TRANSFER AGENT

            Firstar Bank Milwaukee, N.A. (the "Custodian"), 615 East Michigan Avenue, Milwaukee, Wisconsin, serves as custodian for the securities and cash assets of the Fund. Cash held by the Custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of insurance coverage limits (presently, $100,000). Firstar Mutual Fund Services, LLC serves as transfer agent of the Fund's shares and dividend disbursing agent and provides additional services as the Fund's shareholder servicing agent. For the fiscal year ending June 30, 1999, Firstar was paid $151,938 for providing Custodian and Transfer Agent Services to the Fund.

ACCOUNTING SERVICES

            Firstar Mutual Fund Services, LLC provides accounting services to the Fund pursuant to an Accounting Servicing Agreement dated as of September 1, 1994. Under the Agreement, it provides the Portfolios with necessary accounting services incident to their operations and securities transactions, determines the net asset values per share of the Portfolios in accordance with policies adopted by the Fund's Board of Directors, maintains the Fund's books of account and such required records as may be related to these services. In consideration of these services, the Fund pays Firstar Mutual Fund Services, LLC a monthly fee of $7,833.33 plus a fee computed at the annual rate of 0.02% of the average net assets of the Fund during the month, plus certain expenses.

REPORTS TO SHAREHOLDERS

            Shareholders of each Portfolio will be kept fully informed through annual and semi-annual reports showing diversification of investments, securities owned and other information regarding the Portfolio's activities. The financial statements of each Portfolio must be audited at least once a year by the Fund's independent accountants.

LEGAL COUNSEL

            Schulte Roth & Zabel LLP, New York, New York serves as counsel to the Fund.

REGISTRATION STATEMENT

            This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS

            The following audited financial statements of the Fund and the notes thereto and the report of Arthur Andersen LLP with respect to such financial statements, are incorporated herein by reference to the Fund's Annual Report to shareholders for the fiscal year ended June 30, 1999:

     Schedule of Investments as of June 30, 1999;

     Statement of Assets and Liabilities as of June 30, 1999;

     Statement of Operations for the fiscal year ended June 30, 1999;

     Statement of Changes in Net Assets for the fiscal year ended June 30, 1999; and

     Financial Highlights.

            The financial statements of the Fund incorporated by reference in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto. The financial statements are incorporated by reference herein in reliance upon the authority of said firm as experts in accounting and auditing and giving said report.

                     APPENDIX - CORPORATE SECURITIES RATINGS

            Description of ratings used by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"):

S&P

LONG-TERM ISSUE CREDIT RATINGS

AAA

            An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

            An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

            An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

            An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor meet its financial commitment on the obligation.

                                 _______________

            Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                 _______________

BB

            An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


                                     APP-1

B

            An obligation rated "B" is more vulnerable to non-payment then obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

            An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

MOODY'S

CORPORATE BOND RATINGS

Aaa

            Bonds which are rated as "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

            Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A

            Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

            Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear


                                     APP-2
adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

            Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

            Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

            Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

            Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                     APP-3

                                     PART C

                                OTHER INFORMATION

Item 23.  EXHIBITS

          (a)  Articles of Incorporation - previously filed

          (b)  By-Laws - previously filed

          (c) Instruments Defining Rights of Holders of the Securities Being Offered.

               1.   Specimen Stock Certificate - previously filed

               2. Excerpts from Articles of Incorporation and By-Laws - previously filed

          (d)  Investment Advisory Contracts

               1.   Corporate Management Agreement - previously filed

               2. Form of agreements with investment managers - previously filed

          (e)  Not applicable

          (f)  Not applicable

          (g)  Custodian Agreement - previously filed

          (h)  Other Contracts

               1.   Transfer Agent Agreement - previously filed

               2.   Fund Accounting Servicing Agreement - previously filed

          (i)  Opinion and Consent of Counsel - previously filed

          (j)  Consent of Independent Public Accountants

          (k)  Not applicable

          (l)  Agreement Regarding Initial Capital - previously filed

          (m)  Not applicable

          (n)  Not applicable

          (o)  Not applicable

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          As of July 31, 1999, AHA may be deemed to control Registrant through direct and indirect ownership of 37% of the Fund's outstanding shares. Registrant may, therefore, be deemed to be under common control with various companies that are controlled by AHA (as the term "control" is defined by Section 2(a)(9) of the Investment Company Act of 1940). Also, AHA may be deemed to control one or more of Registrant's portfolios. See, "Additional Information
- Control Persons and Holders of Securities" in the Statement of Additional Information. The following companies, which are wholly-owned subsidiaries of AHA, are controlled by AHA: American Hospital Publishing, Inc. (Delaware corporation); and AHA Insurance Resource Inc. (Illinois corporation). In addition, officers and employees of AHA serve as trustees of two Illinois trusts, American Hospital Association Retirement Trust and Hospital Research and Educational Trust, which are sponsored by AHA. As noted in the Statement of Additional Information, two directors of the Fund are officers of AHA. One such director is also an officer and director of certain AHA subsidiaries.

Item 25. INDEMNIFICATION

          Reference is made to the indemnification provisions contained in
Section 3.15 of Registrant's By-Laws. These provisions comply with the views expressed in Investment Company Act Release No. 11330 (September 2, 1980). As required by Section 17(h) of the Investment Company Act of 1940, Section 3.15 of Registrant's By-Laws specifically does not permit indemnification of officers or directors who have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

          Hewitt Associates LLC is an international firm of consultants in investment services, compensation, employee benefits, communication and related financial and human resource functions.

          The investment managers of Registrant are each primarily engaged in the business of providing investment advice.

          Reference is made to the most recent Form ADVs and Schedules thereto on file with the Commission of the following organizations which serve as Registrant's investment advisers for a description of the names and employments of their directors, officers and partners, and other required information:

                                                             File No.
                                                             --------
Cambiar Investors, Inc.                                      801-9538

Western Asset Management Company                             801-08162

Hewitt Associates LLC                                        801-3153

Investment Research Company                                  801-31292

The Patterson Capital Corporation                            801-1382

Firstar Investment Research & Management Company, LLC        801-28084

Item 27.  PRINCIPAL UNDERWRITERS

          None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          The required accounts, books and records of Registrant are maintained by the following persons at the addresses set forth for such persons in the
Prospectus:

     The Investment Managers                     Rule 31a-1(b)(5), 6, 10, 11
                                                 and Rule 31a-(f)

     Hewitt Associates LLC                       Rule 31a-1(b)(4)

     Firstar Mutual Fund Services, LLC           All other records

Item 29.  MANAGEMENT SERVICES

          See discussion of the Accounting Servicing Agreement in the Prospectus and the Statement of Additional Information.

Item 30.  UNDERTAKINGS

          (a)  Previously filed.

          (b)  Previously filed.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's annual report, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Village of Lincolnshire, and State of Illinois on the 27th day of August, 1999.

                                            AHA INVESTMENT FUNDS, INC.

                                            Registrant



                                            By:   /s/ James B. Lee
                                               ---------------------------
                                                  James B. Lee
                                                  Treasurer

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement of AHA Investment Funds, Inc. has been signed below by the following persons in the capacities and on the date indicated.


/s/ Ronald A. Jones            Director and President         August 11, 1999
--------------------------     (Principal Executive
Ronald A. Jones                Officer)


/s/ James B. Lee               Treasurer                      August 11, 1999
--------------------------     (Principal Financial
James B. Lee                   and Accounting Officer)


/s/ Dallas L. Carroll          Director                       August 26, 1999
--------------------------
Dallas L. Carroll


/s/ Frank A. Ehmann            Director                       August 14, 1999
--------------------------
Frank A. Ehmann


/s/ Richard John Evans         Director                       August 13, 1999
--------------------------
Richard John Evans


/s/ John D. Oliverio           Director                       August 14, 1999
--------------------------
John D. Oliverio


/s/ Timothy G. Solberg         Director                       August 16, 1999
--------------------------
Timothy G. Solberg


/s/ Thomas J. Tucker           Director                       August 18, 1999
--------------------------
Thomas J. Tucker


/s/ John L. Yoder              Director                       August 26, 1999
--------------------------
John L. Yoder

                                  EXHIBIT INDEX


         Exhibit                    Document
         -------                    --------


         (j)      Consent of Independent Public Accountants